UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period:  October 31, 2012

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

ADVISORY RESEARCH FUNDS

Advisory Research All Cap Value Fund (ADVGX)
Advisory Research International All Cap Value Fund (ADVEX)
Advisory Research International Small Cap Value Fund (ADVIX)
Advisory Research Global Value Fund (ADVWX)

ANNUAL REPORT
October 31, 2012

www.ARIFunds.com

Advisory Research Funds
a series of Investment Managers Series Trust

Table of Contents
Advisory Research All Cap Value Fund
Letter to Shareholders	1
Fund Performance and Summary	4
Schedule of Investments	5
Advisory Research International All Cap Value Fund
Letter to Shareholders	8
Fund Performance and Summary	13
Schedule of Investments	14
Advisory Research International Small Cap Value Fund
Letter to Shareholders	18
Fund Performance and Summary	23
Schedule of Investments	24
Advisory Research Global Value Fund
Letter to Shareholders	29
Fund Performance and Summary	33
Schedule of Investments	34
Statements of Assets and Liabilities	38
Statements of Operations	39
Statements of Changes in Net Assets	40
Financial Highlights	44
Notes to Financial Statements	48
Report of Independent Registered Public Accounting Firm	59
Supplemental Information	60
Expense Example	64

This report and the financial statements contained herein are provided for the general information of the shareholders of the Advisory Research Funds.  This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

Dear Shareholder,

The Advisory Research All Cap Value Fund (the Fund) completed the fiscal year with strong absolute performance, but trailed its primary benchmark, the Russell 3000 Value. Our investment process focuses on finding and purchasing well-capitalized, profitable companies that trade at a discount to our estimate of their net asset value.  Current market volatility has provided ample opportunities to find such companies and invest in them at attractive prices.

Performance Discussion

	YTD 2012 (through 10/31)	1-Year	Annualized Since Inception (11/16/2009)
ADVGX	9.56%	10.32%	9.93%
Russell 3000 Value Index	15.01%	16.70%	10.53%

The one year and since inception annualized total return for the Advisory Research All Cap Value Fund as of September 30, 2012 was 22.61% and 10.86% respectively.  The one year and since inception annualized total return for the Russell 3000 Value Index was 31.05% and 11.07% respectively.  The total annual operating expenses are 2.10%; as stated in the Fund’s prospectus, investors pay 1.21%.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate such that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (888) 665-1414.

Equity markets were off to a positive start with a rally that began at the start of the fiscal year.  Markets across the globe posted positive returns and volatility seemingly stabilized.  Domestically, jobless claims were low, consumer confidence was growing and investors were cautiously optimistic going into the middle of 2012.  However, concerns surrounding debt issues in Europe, as well as slowing global economic growth sent markets around the world into a tailspin midyear.  The market sell-off was highly correlated across all sectors as investors were seemingly more concerned with unknown macroeconomic consequences than corporate balance sheets.  Commodities, like oil, that are sensitive to market fluctuations, declined sharply, while defensive sectors, like Utilities, saw positive returns.

Domestic markets rebounded through September, but continue to face headwinds into the end of the year with factors like Europe’s financial distress, slowing growth in both developed and emerging markets and the looming fiscal cliff continuing to fuel bearish sentiment.

The Advisory Research All Cap Value Fund underperformed the Russell 3000 Value Index during the most recent fiscal year.  The majority of sectors posted positive returns, however, our underweight in Utilities and relative weakness in the Health Care and Financial Services, specifically our minimal REIT1 exposure, detracted from overall performance. In periods of actual or perceived economic slowdown, investors have a tendency to flock to these supposed safe havens as buying companies in these sectors/industries is often viewed as defensive investing.  However, we believe company fundamentals have not caught up with prices and the stocks in these sectors/industries are overvalued and inherently risky.   On the positive side, the shift to investing in these sectors has caused valuations in cyclical sectors to come down and companies on our watch list are now trading at attractive prices. We believe that investing in these types of companies – companies with clean balance sheets, inherent value and strong management teams with plans to unlock value – present the best opportunities for long-term outperformance.

1 Real Estate Investment Trust

Outlook

As evidenced by the market movements this year alone, the multiyear recovery of the equity markets has, at best, been unsteady.  With outcomes to major issues – the fiscal cliff, European debt, economic growth – still looming, recovery is expected to face major challenges within the next year.  We will remain committed to our investment philosophy and process and will continue to look for high quality companies with asset-rich balance sheets and management teams with clear and articulated plans to unlock value.  Historically, investing in this profile of companies has provided the benefits of relative downside protection and upside participation and long-term outperformance.

We thank you for investing in the Advisory Research All Cap Value Fund and look forward to updating you again in 2013.

Advisory Research, Inc.

This material is not authorized for use unless accompanied or preceded by a prospectus.

Investment in the Fund is subject to investment, equity, small company, emerging market, currency and sector risk, among others.  Investors should consult the Fund’s prospectus and Statement of Additional Information for a more detailed discussion of the Fund’s risks.

Advisory Research All Cap Value Fund
FUND PERFORMANCE AND SUMMARY at October 31, 2012

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception with a similar investment in the Russell 3000 Value Index.  Results include the reinvestment of all dividends and capital gains.

The Russell 3000 Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

These indices do not reflect expenses, fees or sales charge, which would lower performance.  These indices are unmanaged and it is not possible to invest in an index.

Total Returns as of October 31, 2012
	1 Year	2 Year*	Since Inception* (11/16/09)
Advisory Research All Cap Value Fund	10.32%	8.88%	9.93%
Russell 3000 Value Index	16.70%	11.19%	10.53%
*Annualized Return

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.

Gross and net expense ratios for the Fund are 2.10% and 1.21% respectively, which are the amounts stated in the current prospectus as of the date of this report.  The contractual fee waivers are in effect until February 28, 2013 (it will automatically renew for an additional one year period).

Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

The Fund’s Advisor has waived fees or expenses; absent such waivers, the Fund’s returns would have been lower.

Advisory Research All Cap Value Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2012

Number of Shares		Value
	COMMON STOCKS – 97.6%
	CONSUMER DISCRETIONARY – 12.0%
26,330	Comcast Corp. - Class A	$987,638
13,095	Core-Mark Holding Co., Inc.	626,858
21,260	Foot Locker, Inc.	712,210
10,105	McDonald's Corp.	877,114
12,970	Target Corp.	826,838
6,480	Vail Resorts, Inc.	367,934
		4,398,592
	CONSUMER STAPLES – 12.1%
6,450	Casey's General Stores, Inc.	332,498
8,120	JM Smucker Co.	695,397
14,080	PepsiCo, Inc.	974,899
14,437	Seneca Foods Corp. - Class A*	412,682
19,650	Unilever PLC - ADR	732,748
17,410	Wal-Mart Stores, Inc.	1,306,098
		4,454,322
	ENERGY – 9.0%
13,630	Carrizo Oil & Gas, Inc.*	365,557
10,150	Chevron Corp.	1,118,631
8,555	Pioneer Natural Resources Co.	903,836
9,360	Range Resources Corp.	611,770
3,705	SEACOR Holdings, Inc.*	324,965
		3,324,759
	FINANCIALS – 18.2%
12,210	American Express Co.	683,394
13,000	Berkshire Hathaway, Inc. - Class B*	1,122,550
21,300	Comerica, Inc.	634,953
9,420	Enstar Group Ltd.*	942,000
29,730	JPMorgan Chase & Co.	1,239,146
27,100	Leucadia National Corp.	615,170
23,080	Plum Creek Timber Co., Inc. - REIT	1,013,212
35,600	Symetra Financial Corp.	425,420
		6,675,845
	HEALTH CARE – 13.6%
5,300	Analogic Corp.	390,398
7,970	Becton, Dickinson and Co.	603,170
6,210	Humana, Inc.	461,217
14,050	Johnson & Johnson	995,021
17,330	Medtronic, Inc.	720,581
18,500	Merck & Co., Inc.	844,155
17,425	UnitedHealth Group, Inc.	975,800
		4,990,342

See Accompanying Notes to Financial Statements.

Advisory Research All Cap Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2012

Number of Shares		Value
	COMMON STOCKS (Continued)
	INDUSTRIALS – 18.7%
25,450	Apogee Enterprises, Inc.	$518,416
8,040	Atlas Air Worldwide Holdings, Inc.*	442,120
6,910	Cascade Corp.	449,081
11,450	Caterpillar, Inc.	971,074
17,420	Emerson Electric Co.	843,651
11,770	GATX Corp.	487,984
11,130	Northrop Grumman Corp.	764,520
15,800	Oshkosh Corp.*	473,684
14,590	Raytheon Co.	825,210
30,320	Spirit Aerosystems Holdings, Inc. - Class A*	473,902
7,900	United Technologies Corp.	617,464
		6,867,106
	INFORMATION TECHNOLOGY – 9.4%
19,200	Avnet, Inc.*	550,080
3,305	International Business Machines Corp.	642,922
34,170	Microsoft Corp.	975,041
14,740	Motorola Solutions, Inc.	761,763
11,660	Plexus Corp.*	313,770
18,440	Western Union Co.	234,188
		3,477,764
	MATERIALS – 2.8%
8,830	Air Products & Chemicals, Inc.	684,590
9,560	Cabot Corp.	341,865
		1,026,455
	TELECOMMUNICATION SERVICES – 1.8%
23,890	Vodafone Group PLC - ADR	650,286
	TOTAL COMMON STOCKS (Cost $31,094,735)	35,865,471
	SHORT-TERM INVESTMENTS – 2.4%
869,224	Fidelity Institutional Money Market Fund, 0.14%1	869,224
	TOTAL SHORT-TERM INVESTMENTS (Cost $869,224)	869,224
	TOTAL INVESTMENTS – 100.0% (Cost $31,963,959)	$36,734,695
	Other Assets in Excess of Liabilities – 0.0%	17,622
	TOTAL NET ASSETS – 100.0%	$36,752,317

ADR – American Depositary Receipt
PLC – Public Limited Company
REIT – Real Estate Investment Trust

* Non-income producing security.
1 The rate is the annualized seven-day yield at period end.

See Accompanying Notes to Financial Statements.

Advisory Research All Cap Value Fund
SUMMARY OF INVESTMENTS
As of October 31, 2012

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Oil, Gas & Consumable Fuels	8.2%
Aerospace & Defense	7.3%
Insurance	6.8%
Machinery	5.1%
Diversified Financial Services	5.0%
Food Products	5.0%
Pharmaceuticals	5.0%
Health Care Equipment & Supplies	4.7%
Food & Staples Retailing	4.5%
Health Care Providers & Services	3.9%
Hotels, Restaurants & Leisure	3.4%
Chemicals	2.8%
Real Estate Investment Trusts (REITs)	2.8%
Media	2.7%
Software	2.7%
Beverages	2.6%
IT Services	2.4%
Electronic Equipment, Instruments & Components	2.3%
Electrical Equipment	2.3%
Multiline Retail	2.2%
Communications Equipment	2.1%
Specialty Retail	1.9%
Consumer Finance	1.9%
Wireless Telecommunication Services	1.8%
Commercial Banks	1.7%
Distributors	1.7%
Building Products	1.4%
Trading Companies & Distributors	1.3%
Air Freight & Logistics	1.2%
Energy Equipment & Services	0.9%
Total Common Stocks	97.6%
Short-Term Investments	2.4%
Total Investments	100.0%
Other Assets in Excess of Liabilities	0.0%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Dear Shareholder,

The Advisory Research International All Cap Value Fund (the Fund) outperformed its primary benchmark, the MSCI EAFE Value Index in fiscal year 2012. Adherence to our investment process, which focuses on finding well-capitalized companies with attractive business models and capable management teams, trading at low valuations, served us well as the global economy struggles to regain solid footing.

Performance Discussion

	YTD 2012 (through 10/31)	1-Year	Annualized Since Inception (5/2/2011)
ADVEX	15.75%	9.04%	-7.50%
MSCI EAFE Value	10.98%	4.44%	-8.53%

The one year and since inception annualized total return for the Advisory Research International All Cap Value Fund as of September 30, 2012 was 17.54% and -7.93% respectively.  The one year and since inceptionannualized total return for the MSCI EAFE Value Index was 12.59% and -9.82% respectively. The total annual operating expenses are 22.48%; as stated in the Fund’s prospectus, investors pay a fee of 1.36%.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate such that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (888) 665-1414.

We entered fiscal year 2012 with wide ranging concerns regarding the global economy.  A slowdown in emerging markets and the ongoing Euro crisis threatened to derail the slow recovery in the United States.  Also weighing on the markets were the unknown outcomes of the presidential election in the United States and the power shift in China. Despite a number of challenges, the international markets rallied strongly in fiscal year 2012, as investors recognized that the equity risk reward equation in many countries was compelling.

Our disciplined investment process did not waver this year.  This process is centered on investing in companies that are profitable on an operating basis and have strong balance sheets.  Companies must also have management teams focused on unlocking value for minority shareholders. Our investable universe consists of more than 10,000, less than 1% eventually becoming a portfolio holding.  Because our universe is so broad, we are able to focus our attention on what we consider inefficiently priced securities that fit our investment criteria.

For us, valuation is key.  We believe that long-term outperformance is predicated on not overpaying for stocks.  As a result, our research efforts center on identifying companies that we believe trade at a sizeable discount to our estimate of fair value.  For our small cap and most mid-cap stocks, we are purchasing companies trading at or below our estimate of adjusted tangible book value1.  Adjusted tangible book value is a measure which we feel provides an approximate support level for a stock’s valuation.  This valuation measure strips out intangible assets, which often do not hold up well in economic downturns.  It also adjusts a number of standard GAAP2 or IFRS3 accounting line items with the fair market value of these line items.  After completing our adjusted tangible book analysis, we believe that we have a reasonable understanding of the downside of a prospective investment.

1 The total assets of the company less its intangible assets with no physical presence (i.e. brand, patents, etc.).
2 Generally Accepted Accounting Principles
3 International Financial Reporting Standards.

We then turn to the analyzing the upside potential of an investment, which requires both quantitative and qualitative analysis.  When we speak and visit with management teams, we are looking for them to have a clear plan to unlock value.  We seek out management teams who have demonstrated the ability to unlock value in the past via corporate actions such as buybacks, spin-offs, divestitures and mergers and acquisitions.  Because unlocking value can take considerable time, we believe it is critical that the companies we own are well capitalized.

For some of our large cap and mid cap stocks, adjusted tangible book value analysis is not possible and we focus on companies with strong balance sheets, competitive brands and capable management teams, where the stock is out of favor and trading at depressed valuation levels.  To invest in these types of stocks, we usually take a longer-term view of the business cycle or focus on specific corporate finance activities that can unlock value.

Our investment process is also cognizant, but not driven by, macroeconomic factors.  We analyze these factors seeking to preserve on the downside. We also attempt to capitalize on pricing anomalies.  For example, late last year, we began buying a number of European stocks because they were trading below our estimate of adjusted tangible book value due to the Euro crisis. At the time, we felt that the market was overlooking the fact that these stocks conducted considerable amount of business outside of the Eurozone.  The overemphasis on the impact of the Euro crisis on these particular stocks allowed us to buy them cheaply and, in general, they performed well for us during the year.

Our investment process often produces stocks that are attractive to private equity and strategic buyers. In 2012 three of our companies received buy-out offers.  Acquirers are, at times, attracted to our names for the same reasons we find them interesting: valuation, clean balance sheets, and management teams focused on unlocking value.  One buyout offer that directly reflects this concept is Rhoen-Klinikum.  In April of this year, Rhoen-Klinikum, a German-based hospital management group, received a buyout offer from Fresenius, a German-based hospital operator and healthcare service provider, at a 52% premium to the previous day’s closing price.  After the public announcement, Rhoen traded above our price target and we exited the position.

Fresenius, a competitor and industry aggregator, agreed to pay a healthy premium for Rhoen-Klinikum for the same reasons we found the stock attractive at our time of purchase.  Adding back the fair market value of Rhoen-Klinikum’s real estate and government grants, in addition to its stated book value, resulted in the stock trading at about tangible book value.  After visiting with the company’s management team on numerous occasions, we had little doubt that their primary objective was to maximize value for shareholders.  As a result, when Fresenius’ offer arrived, management and the board accepted.

The buyout, however, was effectively scuttled by a competitor, who wanted to prevent further industry consolidation and the stock dropped precipitously. Because we sold the stock before the deal collapsed, we were able to repurchase the security in September below our initial entry price.  We continue to hold the security in the portfolio and believe that its future prospects are attractive.

Other stocks that were positive contributors to performance include Whitbread PLC and Seven Bank LTD.  Whitbread PLC, the United Kingdom’s largest hotel and restaurant group, exceeded our expectations during the year. In particular, its Costa Coffee shops and Premier Inn line of hotels showed strong growth in an overall weak UK market.  Premier Inn benefited directly from more cost conscious business travelers and the weakening of Travelodge, a heavily leveraged direct competitor. Same store sales at Costa increased strongly during the year, and the asset light franchise model of this chain generated strong overall sales growth.

Although Whitbread has entered a time of strong growth, at the time of purchase the stock fit our criteria quite well and we were able to purchase the stock at a small discount to our estimate of adjusted tangible book value.  The key adjustment to stated book value at the time was the fair market value of the hotel property estate, which was understated due to the conventional historical costs accounting treatment.  We saw potential in the Costa chain at the time, but the chain’s explosive growth since our purchase exceeded our expectations.

Seven Bank LTD, a Tokyo-based financial institution that is focused on ATM banking, also performed well during the year.  Seven Bank is an affiliate of Seven & I, the parent of the 7-11 convenience store chain.  Seven Bank’s ATM network is ubiquitous in Tokyo and other parts of Japan.  We purchased Seven Bank at a small premium to adjusted tangible book value.  We were also attracted to the Company due to its branchless outlets, very low loan losses during its history and attractive dividend yield.

Despite the Bank’s quality balance sheet, strong operating history and ability to generate free cash flow, fears about the financial crisis pushed the stock down to attractive levels at the time of purchase. We sold the stock on the heels of strong earnings growth and a meaningful dividend hike.  At the time of sale, valuation metrics to justify the market value of Seven Bank were contingent on continued growth.  Our research indicated that such growth would be difficult to generate because of the increasing shift to cashless transactions, which has accelerated with the penetration of the smart-phone.

During the year there were securities that did not perform as well as we expected, though we would highlight that some of our biggest detractors from performance are long-term holdings, which we think will pay off in the future. For example, Wereldhave, a Dutch-based REIT4, with property under management and development in Europe and the U.S. detracted from performance during the year.  Unfortunately and somewhat unexpectedly, Wereldhave announced during the year that it suffered poor results in both the US and UK due to completion delays, poor leasing and negative revaluations on its owned properties.  As a result, the company cut its earnings expectations for the year and also cut its dividend.  The Board asked the CEO to step down and a major restructuring of the US operations was put into place.  Although the performance of Wereldhave was disappointing, the Company maintains quality assets in attractive locations and its balance sheet is sound.  Based on our estimates of adjusted tangible book value, the market has sent Wereldhave’s stock price down to significantly undervalued territory after its poor year.  After speaking with management, we are confident that there is a proper plan in place to reduce this valuation gap in the future.

Banco Santander Brasil was also another detractor during the year.  Though this security, which is listed in the NYSE and on the Brazilian Bovespa, missed our expectations, it did perform in-line with its banking peers, Banco do Brasil and Itau Unibanco. The Brazilian banking sector’s underperformance was compounded by the weakness of the Brazilian currency against the US Dollar. In fact, the US Dollar appreciated by more than 10% versus the Brazilian Real during the year. Furthermore, deteriorating asset quality and subdued loan growth affected the fundamentals of the stock, which, at less than 10x 2012 earnings, is currently trading at a discount to its peers.

In spite of our miscalculation on the US dollar/Brazilian Real currency trend and general economic trends in Brazil in 2012, Banco Santander Brasil continues to represent the attractive qualities that compelled us to buy it in the first place.  These qualities include a solid capital base, exposure to Brazilian domestic consumption growth, and a deposit base that exceeds the levels of its loan portfolio. Furthermore, the Bank trades at a compelling price given its difficult 2012 and we have high hopes for a rebound in the stock going forward.

Outlook

While we would prefer a robust and growing global economy to the difficulties most markets face currently, we are encouraged about the positioning of the portfolio heading into the next year, highlighted by the following attributes:

1)
Solid underlying fundamentals: The Fund seeks to invest in well-capitalized companies, which in our view face little financial distress.  The debt to equity ratio5 for the aggregate holdings of the Fund stands at 70% versus the broad market at 120%.  This ratio includes financial institutions.  Many of the Fund’s companies are managed with little debt and sometimes boast a net-cash balance sheet. Broad-based economic distress has weakened many less financially stable competitors.  We would expect our holdings to take advantage of their competitors’ weakness in the coming years.

4 Real Estate Investment Trust
5 A measure of a company’s financial leverage and indicates what portfolio of equity and debt a company is using to finance its assets.

2)
Valuation: Investors continue to shift away from fundamental analysis on individual stocks by investing in index funds and ETFs.  This trend results in inefficiencies in the market, especially in the small and mid cap international realm.  As a result, we are able to purchase what we believe are attractive franchises, with strong balance sheets relative to their peers at attractive prices.  As of the end of the fiscal year, the aggregate holdings of the Fund trade at a price to book ratio6 of 0.8x, a price to earnings ratio7 of 9.9x, and a dividend yield8 of 3.4%. As it relates to earnings, many of our more cyclical names are operating in very difficult end markets.  Despite nearly trough level earnings, we believe our stocks are priced quite reasonably on a price to earnings basis. If there is any type of reasonable demand recovery, the operating leverage of these businesses should result in earnings expansion.

3)
Exposure to vibrant parts of the world at what we think are attractive prices: The Fund currently has both direct and indirect exposure to emerging economies. We invest primarily on developed market exchanges because these investments tend to be cheaper and, we believe, are better regulated than their peers listed on emerging market exchanges.  Although there has been a general slowdown in growth in emerging markets, our investments are oriented toward individual consumption growth rather than exports or financial services.  As a result, we would expect to see progress for these holdings in emerging markets despite overall macro economic headwinds.

We thank you for investing with us in the Advisory Research International All Cap Value Fund and we look forward to updating you again in 2013.

          Advisory Research, Inc.

6 A comparison of the stock market’s value to the actual book value (total assets minus liabilities) of a company.  Generally, a low price-book value ratio can indicate a company is being undervalued.
7 A valuation ratio comparing a company’s current share price to its trailing 12 month per-share earnings.  Generally, companies with higher P/E ratios are considered riskier investments as higher P/E ratios indicate higher earnings expectations.
8 A ratio showing how much a company pays out in dividends relative to its share price.

This material is not authorized for use unless accompanied or preceded by a prospectus.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. The risks are magnified in countries with emerging markets, since these countries may have relatively unstable governments and less established markets and economies. Small Cap stocks are more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks. Risk may increase due to potential for concentration in the Financial Sector

Advisory Research International All Cap Value Fund
FUND PERFORMANCE AND SUMMARY at October 31, 2012

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception with a similar investment in the MSCI EAFE Index.  Results include the reinvestment of all dividends and capital gains.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

These indices do not reflect expenses, fees or sales charge, which would lower performance.
These indices are unmanaged and is not possible to invest in an index.

Total Returns as of October 31, 2012
			Since Inception*
	6 Months	1 Year	(5/2/11)
Advisory Research International All Cap Value Fund	4.75%	9.04%	-7.50%
MSCI EAFE Value Index	4.34%	4.44%	-8.53%
* Annualized Return

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.

Gross and net expense ratios for the Fund are 22.48% and 1.36% which are the amounts stated in the current prospectus as of the date of this report.  The contractual fee waivers are in effect until February 28, 2013 (it will automatically renew for an additional one year period).

Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

The Fund's advisor has waived fees or expenses; absent such waivers, the Fund's returns would have been lower.

Advisory Research International All Cap Value Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2012

Number of Shares		Value
	COMMON STOCKS – 96.0%
	AUSTRALIA – 1.8%
2,890	Crown Ltd.	$29,128

	BELGIUM – 1.9%
1,129	NV Bekaert S.A.	30,829

	BERMUDA – 1.8%
3,783	Catlin Group Ltd.	28,830

	BRAZIL – 1.7%
4,074	Banco Santander Brasil S.A./Brazil - ADR	27,703

	CANADA – 0.5%
2,089	Genesis Land Development Corp.*	7,195

	DENMARK – 1.5%
939	D/S Norden A/S	24,765

	FRANCE – 12.6%
500	Cie Generale des Etablissements Michelin	43,102
1,150	GDF Suez	26,395
754	Nexans S.A.	32,106
902	Saft Groupe S.A.	20,062
370	Sanofi	32,496
412	Total S.A.	20,752
723	Vallourec S.A.	29,742
		204,655

	GERMANY – 5.7%
2,896	Deutsche Telekom A.G.	33,039
420	Krones A.G.	24,777
1,800	Rhoen Klinikum A.G.	35,101
		92,917

	HONG KONG – 5.4%
77,000	Emperor International Holdings	18,409
82,000	Fook Woo Group Holdings Ltd.* 1	4,349
164,056	Golden Meditech Holdings Ltd.	19,424
2,000	Guoco Group Ltd.	18,423
8,000	Yue Yuen Industrial Holdings Ltd.	27,535
		88,140

	IRELAND – 1.9%
10,897	Beazley PLC	30,864

	ITALY – 1.5%
4,146	Buzzi Unicem S.p.A.	24,272

Advisory Research International All Cap Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2012

Number of Shares		Value
	COMMON STOCKS (Continued)
	JAPAN – 19.8%
1,200	Azbil Corp.	$24,549
4,500	Bank of Yokohama Ltd.	20,709
500	Doshisha Co., Ltd.	13,916
200	Hirose Electric Co., Ltd.	21,407
500	Hogy Medical Co., Ltd.	25,582
1,300	Hokuto Corp.	25,983
500	Japan Petroleum Exploration Co.	18,820
1,700	Kansai Paint Co., Ltd.	18,313
1,700	Namco Bandai Holdings, Inc.	26,712
400	Ono Pharmaceutical Co., Ltd.	24,152
600	Secom Co., Ltd.	30,561
2,600	Star Micronics Co., Ltd.	24,338
500	Tokyo Electron Ltd.	22,515
800	Toyota Industries Corp.	22,889
		320,446

	LUXEMBOURG – 2.6%
1,719	APERAM	24,929
1,123	ArcelorMittal - ADR	16,587
		41,516

	NETHERLANDS – 5.5%
1,981	Koninklijke Ahold N.V.	25,227
488	Koninklijke DSM N.V.	25,095
606	Royal Dutch Shell PLC - A Shares	20,794
305	Wereldhave N.V. - REIT	18,028
		89,144

	NORWAY – 3.5%
865	Aker ASA - A Shares	30,542
1,859	Cermaq ASA	25,440
		55,982

	PANAMA – 1.8%
1,326	Banco Latinoamericano de Comercio Exterior S.A. - Class E	29,835

	SINGAPORE – 1.2%
31,515	Ascendas India Trust	19,636

	SOUTH KOREA – 3.8%
756	Mirae Asset Securities Co., Ltd.	20,481
79	NongShim Co., Ltd.	18,660

Advisory Research International All Cap Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2012

Number of Shares		Value
	COMMON STOCKS (Continued)
	SOUTH KOREA (Continued)
580	Samsung Card Co., Ltd.	$22,407
		61,548

	SWEDEN – 2.1%
2,354	Industrivarden A.B. - C Shares	33,248

	SWITZERLAND – 6.2%
1,685	GAM Holding A.G.	23,565
303	Holcim Ltd.	20,679
540	Novartis A.G.	32,562
232	Valiant Holding	22,831
		99,637

	UNITED KINGDOM – 13.2%
3,738	BAE Systems PLC	18,866
2,978	HSBC Holdings PLC	29,361
4,179	Investec PLC	24,644
3,571	J Sainsbury PLC	20,475
983	Unilever PLC - ADR	36,656
10,510	Vodafone Group PLC	28,541
593	Whitbread PLC	22,536
7,476	WM Morrison Supermarkets PLC	32,369
		213,448

	TOTAL COMMON STOCKS (Cost $1,608,290)	1,553,738

	SHORT-TERM INVESTMENTS – 5.8%
94,732	Fidelity Institutional Money Market Fund, 0.14%2	94,732

	TOTAL SHORT-TERM INVESTMENTS (Cost $94,732)	94,732

	TOTAL INVESTMENTS – 101.8% (Cost $1,703,022)	1,648,470
	Liabilities in Excess of Other Assets – (1.8)%	(29,001)

	TOTAL NET ASSETS – 100.0%	$1,619,469

ADR – American Depositary Receipt
PLC – Public Limited Company
REIT – Real Estate Investment Trust

* Non-income producing security.
1 Fair valued under direction of the Board of Trustees.  The aggregate value of such investments is 0.3% of net assets.
2 The rate is the annualized seven-day yield at period end.

 See accompanying Notes to Financial Statements.

Advisory Research International All Cap Value Fund
SUMMARY OF INVESTMENTS
As of October 31, 2012

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Commercial Banks	8.0%
Food Products	6.6%
Pharmaceuticals	5.5%
Capital Markets	5.4%
Food & Staples Retailing	4.8%
Metals & Mining	4.5%
Electronic Equipment, Instruments & Components	4.3%
Auto Components	4.1%
Diversified Financial Services	3.9%
Oil, Gas & Consumable Fuels	3.7%
Insurance	3.7%
Machinery	3.4%
Electrical Equipment	3.2%
Hotels, Restaurants & Leisure	3.2%
Real Estate Management & Development	2.8%
Health Care Equipment & Supplies	2.8%
Construction Materials	2.8%
Chemicals	2.7%
Health Care Providers & Services	2.2%
Commercial Services & Supplies	2.2%
Diversified Telecommunication Services	2.0%
Wireless Telecommunication Services	1.8%
Textiles, Apparel & Luxury Goods	1.7%
Leisure Equipment & Products	1.6%
Multi-Utilities	1.6%
Marine	1.5%
Semiconductors & Semiconductor Equipment	1.4%
Consumer Finance	1.4%
Aerospace & Defense	1.2%
Real Estate Investment Trusts (REITs)	1.1%
Distributors	0.9%
Total Common Stocks	96.0%
Short-Term Investments	5.8%
Total Investments	101.8%
Liabilities in Excess of Other Assets	(1.8)%
Total Net Assets	100.0%

 See accompanying Notes to Financial Statements.

Dear Shareholder,

The Advisory Research International Small Cap Value Fund (the Fund) outperformed its primary benchmarks, the MSCI EAFE Index and MSCI EAFE Small Cap Index during fiscal year 2012. Adherence to our investment process – which focuses on finding well-capitalized companies trading at low valuations with attractive business models and capable management teams – served us well in a global economy that struggled to gain solid footing.

Performance Discussion

	YTD 2012 (through 10/31)	1-Year	Annualized Since Inception (04/01/2010)
ADVIX	16.06%	9.03%	4.99%
MSCI EAFE	11.00%	4.61%	1.60%
MSCI EAFE Small Cap	14.16%	5.90%	4.40%

The one year and since inception annualized total return for the Advisory Research International Small Cap Value Fund as of September 30, 2012 was 15.13% and 5.12% respectively.  The one year and since inception annualized total return for the MSCI EAFE Index was 13.75% and 1.31% respectively. The one year and since inception annualized total return for the MSCI EAFE Small Cap Index was 12.56% and 4.20% respectively.  The total annual operating expenses are 1.85%, as stated in the Fund’s prospectus, investors will pay 1.35%

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate such that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (888) 665-1414.

We entered fiscal year 2012 with multiple concerns regarding the global economy.  A slowdown in emerging markets and the ongoing Euro crisis threatened to derail the slow recovery in the United States.  Also weighing on the markets were the unknown outcomes of the presidential election in the United States and the power shift in China. Despite a number of challenges, international markets rallied strongly in fiscal year 2012, as investors recognized that the equity risk reward equation in many countries was compelling.

During the year our disciplined investment process did not waver.  This process is centered on investing in companies that are profitable on an operating basis and have strong balance sheets. Potential investments must also have management teams are focused on unlocking value for shareholders. Our investable universe consists of more than 10,000 stocks, with less than 1% eventually becoming a portfolio holding.  Because our universe is so broad, we are able to focus our attention on what we consider inefficiently priced securities that fit our investment criteria.

For us, valuation is key.  We believe that long-term outperformance is predicated on not overpaying for stocks.  As a result, our research efforts center on identifying companies that we believe trade at or below our estimate of adjusted tangible book value1.  Adjusted tangible book value is a measure we feel provides an approximate support level for a stock’s valuation.  This valuation measure strips out intangible assets, which often do not hold up well in economic downturns.  It also adjusts many standard GAAP2 or IFRS3 accounting line items with the fair market value of these items.  After completing our adjusted tangible book analysis, we believe that we have a reasonable understanding of the downside of a prospective investment.

1 The tangible book value of a security is the total assets of the company less its intangible assets with no physical presence (i.e. brand, patents, etc.).
2 Generally Accepted Accounting Principles
3 International Financial Reporting Standards

Our attention then turns to the potential upside of an investment.  Analyzing upside potential requires both quantitative and qualitative analysis.  When talking to and visiting with management teams, we are looking for them to have a clear plan to unlock value.  We seek management teams that also have demonstrated the ability to unlock value in the past via corporate actions such as buybacks, spin-offs, divestitures and mergers and acquisitions.  Because unlocking value can take considerable time, we believe it is critical that the companies we own are well capitalized and often boast net-cash balance sheets.

We are cognizant of, but not driven by, macroeconomic factors.  We analyze these factors to protect on the downside and attempt to capitalize on pricing anomalies.  For example, late last year, we began buying a number of European stocks because they were trading below our estimate of adjusted tangible book value due to the Euro crisis. At the time, we felt that the market was overlooking the fact that these stocks conducted a considerable amount of their business outside of the Eurozone.  The overemphasis on the impact of the Euro crisis on these particular stocks allowed us to buy them cheaply and many performed well for us during the year.

Our investment process often produces stocks that are attractive to private equity and strategic buyers and in 2012 three of our companies received buy-out offers.  Acquirers are, at times, attracted to our names for the same reasons we find them interesting: valuation, clean balance sheets, and management teams focused on unlocking value.  One buyout offer that directly reflects this concept is Rhoen-Klinikum.  In April of this year, Rhoen-Klinikum, a German-based hospital management group, received a buyout offer from Fresenius, a German-based hospital operator and healthcare service provider, at a 52% premium to the previous day’s closing price.  After the public announcement, Rhoen traded above our price target and we exited the position.

Fresenius, a competitor and industry aggregator, agreed to pay a healthy premium for Rhoen-Klinikum for the same reasons we found the stock attractive at our time of purchase.  Adding back the fair market value of Rhoen-Klinikum’s real estate and government grants, in addition to its stated book value, resulted in the stock trading at about tangible book value.  After visiting with the company’s management team on numerous occasions, we had little doubt that their primary objective was to maximize value for shareholders.  As a result, when Fresenius’ offer arrived, management and the board accepted.

The buyout, however, was effectively scuttled by a competitor, who wanted to prevent further industry consolidation and the stock dropped precipitously.  We sold the stock before the deal collapsed and we were able to repurchase the security in September below our initial entry price.  We continue to hold the security in the portfolio and believe that its future prospects are attractive.

Other stocks that were positive contributors to performance include Banco Latinoamericano and Whitbread PLC.  Banco Latinoamericano (BLX) is a Panamanian trade finance bank.  Early in 2012, we visited management in Panama and were impressed with the long-term outlook for the company.  In particular, we expect that demand for South and Central American commodities for export to Asia should provide a solid basis to increase BLX’s loan book.  The widening of the Panama Canal will result in increased throughput of a wide range of items, which should also benefit BLX.  Despite these attractive growth characteristics and a strong and conservative management team, BLX traded at attractive levels at the time of purchase.

BLX’s strong 2012 stock performance resulted from better than expected results in its core operations, and from management’s decision to raise its dividend.  Loan growth is expected to continue from a low base and management has stated they will strive to improve return on equity.  BLX is very conservatively financed and retains considerable “dry powder” for growth. In addition, we believe BLX may slowly exit from its hedge fund business, which it considers non-core and has negatively impacted performance in the past.

Whitbread PLC, the United Kingdom’s largest hotel and restaurant group, also performed well during the year. In particular, its Costa Coffee shops and Premier Inn line of hotels showed strong growth in a weak overall U.K. market.  Premier Inn benefited directly from the weakening of Travelodge, a heavily leveraged direct competitor, and also from more cost conscious business travelers. Same store sales at Costa increased strongly during the year, and the asset light franchise model of this chain generated strong overall sales growth from new outlets.

Although Whitbread has entered a period of growth, at the time of purchase the stock fit our criteria quite well and we were able to purchase the stock at a small discount to our estimate of adjusted tangible book value.  The key adjustment to stated book value at the time was the fair market value of the hotel property estate, which was understated due to the conventional historical costs accounting treatment.  We saw potential in the Costa chain at the time, but management’s plan for Costa exceeded our growth expectations since the time of our purchase.

During the year there were stocks that fell short of our performance expectations, including William Morrison Supermarkets and Wereldhave.  William Morrison is the fourth largest food retailer in the United Kingdom, operating 425 stores with an approximate market share of 11%. Over the past few years, William Morrison has improved its operational metrics and taken market share from competitors.  In 2012, however, William Morrison’s competitive position slipped, albeit from a high level.  The market reacted negatively and sent the stock down to all time lows on a range of metrics.  We feel confident about management and William Morrison’s long-term opportunities and as a result we continue to hold the name.

Wereldhave, another detractor, is a Dutch-based REIT, with property under management and development in Europe and the U.S.  Unfortunately, and somewhat unexpectedly, Wereldhave announced during the year that it suffered poor results in both the U.S. and U.K. due to completion delays, poor leasing and negative revaluations on its owned properties.  As a result, the company cut its earnings expectations for the year and also cut its dividend.  The Board asked the CEO to step down and a major restructuring of the U.S. operations was put into place.  Although the performance of Wereldhave was disappointing, the company maintains quality assets in attractive locations and its balance sheet is sound.  Based on our estimates of adjusted tangible book value, the market sent Wereldhave’s stock price down to significantly undervalued territory after its poor year.  After speaking with management, we are confident that there is a proper plan in place to reduce this valuation gap in the future.

Outlook

While we would prefer a robust and growing global economy to the difficulties most markets face currently, we are encouraged about the positioning of the portfolio heading into the next year, highlighted by the following attributes:

1)
Solid underlying fundamentals: The Fund seeks to invest in well-capitalized companies, which in our view face little financial distress.  The debt to equity ratio4 for the aggregate holdings of the Fund stands at 70% versus the broad market at 120%.  This ratio includes financial institutions.  Many of the Fund’s companies are managed with little debt and sometimes boast a net-cash balance sheet. Broad-based economic distress has weakened many less financially stable competitors.  We would expect our holdings to take advantage of their competitors’ weakness in the coming years.

2)
Valuation: Investors continue to shift away from fundamental analysis on individual stocks by investing in index funds and ETFs.  This trend results in inefficiencies in the market, especially in the small and mid cap international realm.  As a result, we are able to purchase what we believe are attractive franchises, with strong balance sheets relative to their peers at attractive prices.  Currently, the aggregate holdings of the Fund trade at a price to book ratio5 of 0.8x, a price to earnings ratio6 of 9.9x, and a dividend yield7 of 3.4%. As it relates to earnings, many of our more cyclical names are operating in very difficult end markets.  Despite nearly trough level earnings, we believe our stocks are priced quite reasonably on a price to earnings basis. If there is any type of reasonable demand recovery, the operating leverage of these businesses should result in earnings expansion.

4 A measure of a company’s financial leverage and indicates what portfolio of equity and debt a company is using to finance its assets.
5 A comparison of the stock market’s value to the actual book value (total assets minus liabilities) of a company.  Generally, a low price-book value ratio can indicate a company is being undervalued.
6 A valuation ratio comparing a company’s current share price to its trailing 12 month per-share earnings.  Generally, companies with higher P/E ratios are considered riskier investments as higher P/E ratios indicate higher earnings expectations.
7 A ratio showing how much a company pays out in dividends relative to its share price.

3)
Exposure to vibrant parts of the world at what we think are attractive prices: The Fund’s direct and indirect exposure to emerging economies currently stands at approximately 25%.  We invest primarily on developed market exchanges because these investments tend to be cheaper and, we believe, better regulated than their peers listed on emerging market exchanges.  Although there has been a general slowdown in growth in emerging markets, our investments are oriented toward individual consumption growth rather than exports or financial services.  As a result, we would expect to see progress for these holdings in emerging markets despite overall macro economic headwinds.

We thank you for investing with us in the Advisory Research International Small Cap Value Fund and we look forward to updating you again in 2013.

             Advisory Research, Inc.

This material is not authorized for use unless accompanied or preceded by a prospectus.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. The risks are magnified in countries with emerging markets, since these countries may have relatively unstable governments and less established markets and economies. Small Cap stocks are more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks. Risk may increase due to potential for concentration in the Financial Sector

Advisory Research International Small Cap Value Fund
FUND PERFORMANCE AND SUMMARY at October 31, 2012

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception with a similar investment in the MSCI EAFE Index and MSCI EAFE Small Cap Index.  Results include the reinvestment of all dividends and capital gains.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The MSCI EAFE Small Cap Index is a free float-adjusted market capitalization index that is designed to measure small capitalization equity performance of developed markets, excluding the U.S. and Canada.

These indices do not reflect expenses, fees or sales charge, which would lower performance.
These indices are unmanaged and is not possible to invest in an index.

Total Returns as of October 31, 2012
			Since Inception*
	6 Months	1 Year	(3/31/10)
Advisory Research International Small Cap Value Fund	3.76%	9.03%	4.99%
MSCI EAFE Index	2.12%	4.61%	1.60%
MSCI EAFE Small Cap Index	-0.13	5.90%	4.40%
* Annualized Return

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.

Gross and net expense ratios for the Fund are 1.85% and 1.36% which are the amounts stated in the current prospectus as of the date of this report.  The contractual fee waivers are in effect until February 28, 2013 (it will automatically renew for an additional one year period).

Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

The Fund's advisor has waived fees or expenses; absent such waivers, the Fund's returns would have been lower.

Advisory Research International Small Cap Value Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2012

Number of Shares		Value
	COMMON STOCKS – 97.5%
	AUSTRALIA – 3.2%
348,837	Australian Agricultural Co., Ltd.*	$470,420
78,657	Crown Ltd.	792,776
210,120	Tassal Group Ltd.	316,268
		1,579,464

	AUSTRIA – 2.4%
23,603	AMAG Austria Metall A.G.1	654,051
37,686	EVN A.G.	532,914
		1,186,965

	BELGIUM – 1.9%
33,800	NV Bekaert S.A.	922,950

	BERMUDA – 2.1%
134,784	Catlin Group Ltd.	1,027,166

	CANADA – 1.4%
7,000	Genesis Land Development Corp. *	24,110
193,671	Genesis Land Development Corp. *2	667,062
		691,172

	DENMARK – 2.1%
38,359	D/S Norden A/S	1,011,679

	FRANCE – 4.5%
22,926	Nexans S.A.	976,224
20,552	Saft Groupe S.A.	457,106
18,707	Vallourec S.A.	769,537
		2,202,867

	GERMANY – 6.4%
14,287	Hochtief A.G.*	709,685
15,408	Jungheinrich A.G.	510,080
15,843	Krones A.G.	934,647
48,428	Rhoen Klinikum A.G.	944,369
		3,098,781

	HONG KONG – 6.6%
1,750,000	Emperor Entertainment Hotel Ltd.	326,627
2,741,083	Emperor International Holdings	655,344
1,710,000	Fook Woo Group Holdings Ltd.*3	90,685
4,834,000	Golden Meditech Holdings Ltd.	572,342
58,000	Guoco Group Ltd.	534,257

Advisory Research International Small Cap Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2012

Number of Shares		Value
	COMMON STOCKS (Continued)
	HONG KONG (Continued)
304,000	Yue Yuen Industrial Holdings Ltd.	$1,046,346
		3,225,601

	IRELAND – 2.2%
372,419	Beazley PLC	1,054,808

	ITALY – 2.9%
84,768	Buzzi Unicem S.p.A.4	496,267
14,884	Buzzi Unicem S.p.A.4	177,112
46,015	Danieli & C Officine Meccaniche S.p.A.	717,553
		1,390,932

	JAPAN – 24.3%
33,750	Arcs Co., Ltd.	712,336
40,600	Azbil Corp.	830,574
96,250	Chugoku Marine Paints Ltd.	475,177
34,900	Cosel Co., Ltd.	450,658
34,300	Daiseki Co., Ltd.	462,676
25,300	Doshisha Co., Ltd.	704,150
6,600	Hirose Electric Co., Ltd.	706,431
14,500	Hogy Medical Co., Ltd.	741,871
35,700	Hokuto Corp.	713,546
15,500	Japan Petroleum Exploration Co.	583,422
56,400	Kansai Paint Co., Ltd.	607,553
28,400	Maruichi Steel Tube Ltd.	590,596
44,500	Namco Bandai Holdings, Inc.	699,230
9,300	Ono Pharmaceutical Co., Ltd.	561,526
29,965	Ryosan Co., Ltd.	505,807
55,500	Star Micronics Co., Ltd.	519,528
65,700	Suruga Bank Ltd.	788,992
15,100	Tokyo Electron Ltd.	679,958
22,800	Tokyo Ohka Kogyo Co., Ltd.	464,861
		11,798,892

	LUXEMBOURG – 1.7%
58,483	APERAM	848,114

	NETHERLANDS – 3.5%
17,420	Koninklijke DSM N.V.	895,798
13,501	Wereldhave N.V. - REIT	798,047
		1,693,845

Advisory Research International Small Cap Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2012

Number of Shares		Value
	COMMON STOCKS (Continued)
	NORWAY – 4.0%
26,021	Aker ASA – A Shares	$918,784
73,354	Cermaq ASA	1,003,822
		1,922,606

	PANAMA – 2.0%
42,511	Banco Latinoamericano de Comercio Exterior S.A. - Class E	956,498

	PUERTO RICO – 0.8%
34,886	Oriental Financial Group, Inc.	410,957

	SINGAPORE – 2.9%
967,000	Ascendas India Trust - REIT	602,492
35,149	China Yuchai International Ltd.	487,165
1,502,000	Gallant Venture Ltd.*	336,774
		1,426,431

	SOUTH KOREA – 5.3%
63,700	Daekyo Co., Ltd.	351,489
25,370	Mirae Asset Securities Co., Ltd.	687,297
3,175	NongShim Co., Ltd.	749,939
19,860	Samsung Card Co., Ltd.	767,247
		2,555,972

	SWEDEN – 1.8%
61,990	Industrivarden A.B. - C Shares	875,546

	SWITZERLAND – 7.4%
52,512	GAM Holding A.G.	734,396
12,275	Pargesa Holding S.A.	826,521
4,438	Swiss Life Holding A.G.	560,462
10,830	Valiant Holding	1,065,789
15,704	Vontobel Holding A.G.	437,581
		3,624,749

	UNITED KINGDOM – 7.4%
249,055	Colt Group S.A.*	444,117
122,703	Investec PLC	723,581
111,656	J Sainsbury PLC	640,184
20,541	Whitbread PLC	780,625

Advisory Research International Small Cap Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2012

Number of Shares		Value
	COMMON STOCKS (Continued)
	UNITED KINGDOM (Continued)
232,895	WM Morrison Supermarkets PLC	$1,008,371
		3,596,878

	UNITED STATES – 0.7%
34,100	Sims Metal Management Ltd.	333,213

	TOTAL COMMON STOCKS (Cost $45,413,225)	47,436,086

	SHORT-TERM INVESTMENTS – 2.3%
1,099,614	Fidelity Institutional Money Market Fund, 0.14%5	1,099,614

	TOTAL SHORT-TERM INVESTMENTS (Cost $1,099,614)	1,099,614

	TOTAL INVESTMENTS – 99.8% (Cost $46,512,839)	48,535,700
	Other Assets in Excess of Liabilities – 0.2%	111,793

	TOTAL NET ASSETS – 100.0%	$48,647,493

PLC – Public Limited Company
REIT – Real Estate Investment Trust

* Non-income producing security.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers.
2 Canadian security traded in the U.S.
3 Fair valued under direction of the Board of Trustees.  The aggregate value of such investments is 0.2% of net assets.
4 Company has multiple classes of shares.
5 The rate is the annualized seven-day yield at period end.

 See accompanying Notes to Financial Statements.

Advisory Research International Small Cap Value Fund
SUMMARY OF INVESTMENTS
As of October 31, 2012

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Machinery	7.0%
Metals & Mining	6.9%
Food Products	6.7%
Commercial Banks	6.6%
Capital Markets	6.4%
Insurance	5.4%
Diversified Financial Services	5.4%
Electronic Equipment, Instruments & Components	5.3%
Chemicals	5.0%
Food & Staples Retailing	4.9%
Real Estate Management & Development	4.0%
Hotels, Restaurants & Leisure	3.9%
Electrical Equipment	3.9%
Health Care Equipment & Supplies	2.7%
Textiles, Apparel & Luxury Goods	2.2%
Marine	2.1%
Health Care Providers & Services	1.9%
Real Estate Investment Trusts (REITs)	1.6%
Consumer Finance	1.6%
Construction & Engineering	1.5%
Distributors	1.4%
Leisure Equipment & Products	1.4%
Semiconductors & Semiconductor Equipment	1.4%
Construction Materials	1.4%
Oil, Gas & Consumable Fuels	1.2%
Pharmaceuticals	1.2%
Commercial Services & Supplies	1.1%
Electric Utilities	1.1%
Diversified Telecommunication Services	0.9%
Media	0.7%
Industrial Conglomerates	0.7%
Total Common Stocks	97.5%
Short-Term Investments	2.3%
Total Investments	99.8%
Other Assets in Excess of Liabilities	0.2%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Dear Shareholder,

The Advisory Research Global Value Fund (the “Fund”) has completed another fiscal year with strong performance versus its primary benchmark, the MSCI World Value Index.  Our investment process, which focuses on finding well-capitalized companies with attractive business models and capable management teams served us well during this turbulent year.

Performance Discussion

	YTD 2012 (through 10/31)	1-Year	2-Years	Annualized Since Inception (1/1/2009)
ADVWX	13.04%	10.10%	5.48%	14.10%
MSCI World Value Index	11.86%	9.83%	4.99%	10.34%

The one year and since inception annualized total return for the Advisory Research Global Value Fund as of September 30, 2012 was 22.73% and 14.55% respectively.  The one year and since inception annualized total return for the MSCI World Value Index was 20.10% and 10.53% respectively. The total annual operating expenses are 2.94%; as stated in the Fund’s prospectus, investors will pay 1.36%.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate such that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (888) 665-1414.

The Advisory Research Global Value Fund commenced operations on 7/30/2010.  Performance shown prior to 7/30/2010 is derived from the performance of a limited partnership account, which commenced on 1/1/2009 (the “Predecessor Account”).  The predecessor entity was not registered under the 1940 ACT.  The Fund will be managed in a materially equivalent manner to the Predecessor.  If the Predecessor Account were subject to the same requirements and restrictions as the Fund, the performance may have been adversely affected.  Please see the prospectus for more information.

Despite the strong rally that kicked off the current fiscal year, global equity markets had a tumultuous year and investor sentiment regarding equity markets is uncertain and skeptical.  The Eurozone is sliding towards no growth territory and all major markets are growing at sluggish rates.  Fallout from the slowdown in developed market growth has had an adverse impact on emerging countries like China and Brazil, which depend heavily on exports to buoy their growth.  Domestically, focus on the looming “fiscal cliff” is leading to considerable market volatility as investors are unsure of near-term implications.

Even with an unstable market, the Advisory Research Global Value Fund outperformed the MSCI World Value Index thanks to security selection.  Strong returns from companies in the Consumer Discretionary and Information Technology sectors boosted performance for the year.  Conversely, relative performance in Energy and Materials caused a drag on the Fund’s performance.  From a regional perspective, companies in Japan and the United Kingdom had a positive effect on the Fund’s performance, while relative performance in U.S. and Australian securities detracted from performance.

Staying true to our investment philosophy served us well during the fiscal year.  As value investors, we believe part of the foundation for long-term outperformance is buying companies that trade at a discount to our calculation of fair value.  Further, we are looking for companies that are profitable, have clean balance sheets with little debt, unrealized value and a management team with an understandable plan to unlock value.

Core-Mark, one of the Fund’s best performing positions, is a good example of operational execution by a management team.  Core-Mark is the 2nd largest distributor of products to convenience stores in the United States.  During the year, Core-Mark acquired a major competitor, acquired a significant new territory from a customer in southeastern United States and initiated a substantial dividend to shareholders.  This activity led to an uptick in earnings growth and the share price responded favorably.

Another contributor to performance was Rhoen-Klinikum, a German-based hospital management group.  Rhoen-Klinikum is an example of how our investment process unearths stocks that are attractive not only to us, but to private equity and strategic buyers as well.  Rhoen-Klinikum received a buyout offer from Fresenius, a German-based hospital operator and healthcare service provider, at a 52% premium to the previous day’s closing price.  After the public announcement, Rhoen traded above our price target and we exited the position. The buyout, however, was effectively scuttled by a competitor who wanted to prevent further industry consolidation.  Because the deal evaporated, we were able to repurchase the security in September at an attractive price.

During the year there were securities that did not perform as well as we expected.  It is important to note that though these securities detracted from performance, they are long-term holdings which we believe will pay off in the future.  Wereldhave, a Dutch-based REIT1 with property under management and development in Europe and the U.S., was a detractor during the year.  Unfortunately and somewhat unexpectedly, Wereldhave announced during the year that it suffered poor results in both the U.S. and UK due to completion delays, poor leasing and negative revaluations on its owned properties.  As a result, the company cut its earnings expectations for the year and also cut its dividend.  The Board asked the CEO to step down and a major restructuring of the U.S. operations was put into place.  Although the performance of Wereldhave was disappointing, we believe the company maintains quality assets in attractive locations and its balance sheet is sound.  Based on our estimate of enterprise value2, the market sent Wereldhave’s stock price down to significantly undervalued territory after its poor year.  After speaking with management, we are confident that there is a proper plan in place to reduce this valuation gap in the future

Also detracting from performance was Banco Santander Brasil, which is listed in the NYSE and on the Brazilian Bovespa. The stock underperformed our expectations, though in local currency it performed in-line with its banking peers, Banco do Brasil and Itau Unibanco. The Brazilian banking sector’s underperformance was compounded by the weakness of the Brazilian currency against the U.S. Dollar. In fact, the U.S. Dollar appreciated by more than 10% versus the Brazilian Real during the year. Furthermore, deteriorating asset quality and subdued loan growth affected the fundamentals of the stock, which, at less than 10x 2012 earnings, is currently trading at a discount to its peers.

In spite of our miscalculation on the U.S. Dollar/Brazilian Real currency trend and general economic trends in Brazil in 2012, Banco Santander Brasil continues to represent the attractive qualities that compelled us to buy it in the first place.  These qualities include a solid capital base, exposure to Brazilian domestic consumption growth, and a deposit base that exceeds the levels of its loan portfolio. Furthermore, we think the Bank trades at a compelling price given its difficult 2012 and we have high hopes for a rebound in the stock going forward.

1 Real Estate Investment Trust.
2 A metric used in business valuation that takes the market capitalization of the company, adds back the debt, minority interest and preferred shares, and subtracts the cash and cash equivalents.

Outlook

Looking forward to next year we expect a continuation of our dynamic investment climate as global macroeconomic events are certain to cause fluctuations in the market.  We also anticipate challenged growth as developed economies struggle to solve a myriad of financial issues. Nonetheless, we know uncertainty breeds opportunity, we know companies have the ability to thrive in difficult markets and we know we will continue to stay true to our investment philosophy. We believe our patient, fundamentally-based investment process will result in attractive long-term results and that our Fund is well positioned to capitalize on positive markets and preserve capital in down markets.

Thank you for investing in the Advisory Research Global Value Fund and we look forward to another update in 2013.

          Advisory Research, Inc.

This material is not authorized for use unless accompanied or preceded by a prospectus.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. The risks are magnified in countries with emerging markets, since these countries may have relatively unstable governments and less established markets and economies. Small Cap stocks are more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks. Risk may increase due to potential for concentration in the Financial Sector.

Advisory Research Global Value Fund
FUND PERFORMANCE AND SUMMARY at October 31, 2012

The Fund commenced operations on 7/30/10, after the conversion of a limited partnership account, which commenced on 1/1/09 (the "Predecessor Account"). The Predecessor Account was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund.  This graph compares a hypothetical $10,000 investment in the Predecessor Account, made at its inception with a similar investment in the MSCI World Value Index.

Results include the reinvestment of all dividends and capital gains.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

These indices do not reflect expenses, fees or sales charge, which would lower performance.
These indices are unmanaged and it is not possible to invest in an index.

Total Returns as of October 31, 2012
	1 Year	2 Year*	Since Inception* (1/1/09)
Advisory Research Global Value Fund	10.10%	5.48%	14.10%
MSCI World Value Index	9.83%	4.99%	10.34%
*Annualized Return

The performance data quoted here represents past performance.  Past performance is no guarantee of future results.  Investment return and principal will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

The performance table above includes information for the Predecessor Account prior to the 7/30/10.  The returns for the Predecessor Account reflect its performance prior to 7/30/10 and have been adjusted to reflect the Fund's estimated gross annual expense ratio as set forth in the Fund's prospectus dated July 13, 2010 as amended.

Gross and net expense ratio for the Fund are 2.94% and 1.36% respectively, which are the amounts stated in the current prospectus as of the date of this report.  The contractual fee waivers are in effect until February 28, 2013 (it will automatically renew for an additional one year period).

Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

The Fund’s Advisor has waived fees or expenses; absent such waivers, the Fund’s returns would have been lower.

Advisory Research Global Value Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2012

Number of Shares		Value
	COMMON STOCKS – 97.1%
	AUSTRALIA – 1.0%
12,010	Crown Ltd.	$121,048

	BELGIUM – 1.0%
4,341	NV Bekaert S.A.	118,536

	BERMUDA – 2.2%
19,246	Catlin Group Ltd.	146,670
1,190	Enstar Group Ltd.*	119,000
		265,670

	BRAZIL – 0.7%
11,646	Banco Santander Brasil S.A.\Brazil - ADR	79,193

	CANADA – 0.9%
30,880	Genesis Land Development Corp.*	106,360

	DENMARK – 1.0%
4,712	D/S Norden A/S	124,274

	FRANCE – 8.5%
2,838	Cie Generale des Etablissements Michelin	244,648
7,829	GDF Suez	179,693
5,268	Nexans S.A.	224,320
2,351	Sanofi	206,481
3,800	Vallourec S.A.	156,318
		1,011,460

	GERMANY – 3.2%
12,109	Deutsche Telekom A.G.	138,144
12,250	Rhoen Klinikum A.G.	238,881
		377,025

	HONG KONG – 2.4%
1,121,644	Golden Meditech Holdings Ltd.	132,802
46,500	Yue Yuen Industrial Holdings Ltd.	160,049
		292,851

	IRELAND – 1.6%
66,250	Beazley PLC	187,641

	JAPAN – 7.4%
11,800	Azbil Corp.	241,399
25,000	Bank of Yokohama Ltd.	115,051
4,200	Doshisha Co., Ltd.	116,894
12,200	Hokuto Corp.	243,845

Advisory Research Global Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2012

Number of Shares		Value
	COMMON STOCKS (Continued)
	JAPAN (Continued)
6,000	Toyota Industries Corp.	$171,670
		888,859

	LUXEMBOURG – 1.0%
7,936	APERAM	115,087

	NETHERLANDS – 3.4%
9,477	Koninklijke Ahold N.V.	120,685
2,499	Koninklijke DSM N.V.	128,507
2,721	Wereldhave N.V. - REIT	160,839
		410,031

	NORWAY – 2.0%
3,361	Aker ASA - A Shares	118,674
9,202	Cermaq ASA	125,926
		244,600

	PANAMA – 1.4%
7,246	Banco Latinoamericano de Comercio Exterior S.A. - Class E	163,035

	SOUTH KOREA – 1.7%
5,200	Samsung Card Co., Ltd.	200,891

	SWEDEN – 1.2%
10,291	Industrivarden A.B. - C Shares	145,350

	SWITZERLAND – 3.3%
2,257	Holcim Ltd.	154,032
2,010	Novartis A.G.	121,204
1,268	Valiant Holding	124,785
		400,021

	UNITED KINGDOM – 5.3%
6,781	Unilever PLC - ADR	252,863
52,802	Vodafone Group PLC	143,391
3,241	Whitbread PLC	123,169
25,351	WM Morrison Supermarkets PLC	109,763
		629,186

	UNITED STATES – 47.9%
1,390	Air Products & Chemicals, Inc.	107,767
3,470	Alexander & Baldwin, Inc.	100,387
1,400	Amerco, Inc.	161,756
5,045	Avnet, Inc.*	144,539

Advisory Research Global Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2012

Number of Shares		Value
	COMMON STOCKS (Continued)
	UNITED STATES (Continued)
4,807	BankUnited, Inc.	$113,974
1,257	Berkshire Hathaway, Inc. - Class B*	108,542
3,600	Cabot Corp.	128,736
4,793	Carrizo Oil & Gas, Inc.*	128,548
1,960	Caterpillar, Inc.	166,228
1,695	Chevron Corp.	186,806
4,455	CIT Group, Inc.*	165,815
7,300	Comerica, Inc.	217,613
5,892	Core-Mark Holding Co., Inc.	282,050
2,025	Deltic Timber Corp.	137,416
3,780	Discover Financial Services	154,980
2,800	Emerson Electric Co.	135,604
5,032	Foot Locker, Inc.	168,572
5,103	GATX Corp.	211,570
2,800	Hyatt Hotels Corp. - Class A*	102,200
4,800	Intrepid Potash, Inc.*	104,304
2,146	Johnson & Johnson	151,980
4,319	JPMorgan Chase & Co.	180,016
2,065	Kaiser Aluminum Corp.	125,098
3,669	Leucadia National Corp.	83,286
1,900	McDonald's Corp.	164,920
5,388	Microsoft Corp.	153,747
4,308	Motorola Solutions, Inc.	222,637
2,500	Pioneer Natural Resources Co.	264,125
3,852	Plum Creek Timber Co., Inc. - REIT	169,103
3,071	Range Resources Corp.	200,721
3,318	Raymond James Financial, Inc.	126,549
1,700	SEACOR Holdings, Inc.*	149,107
5,432	Spirit Aerosystems Holdings, Inc. - Class A*	84,902
7,144	Trinity Industries, Inc.	223,464
2,250	Vail Resorts, Inc.	127,755
3,521	Wal-Mart Stores, Inc.	264,145
		5,718,962

	TOTAL COMMON STOCKS (Cost $10,941,566)	11,600,080

	SHORT-TERM INVESTMENTS – 2.9%
344,527	Fidelity Institutional Money Market Fund, 0.14%1	344,527

	TOTAL SHORT-TERM INVESTMENTS (Cost $344,527)	344,527

	TOTAL INVESTMENTS – 100.0% (Cost $11,286,093)	$11,944,607
	Liabilities in Excess of Other Assets – 0.0%	(1,425)

	TOTAL NET ASSETS – 100.0%	$11,943,182

ADR – American Depositary Receipt
PLC – Public Limited Company
REIT – Real Estate Investment Trust

* Non-income producing security.
1 The rate is the annualized seven-day yield at period end.

 See accompanying Notes to Financial Statements.

Advisory Research Global Value Fund
SUMMARY OF INVESTMENTS
As of October 31, 2012

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Commercial Banks	8.2%
Oil, Gas & Consumable Fuels	6.5%
Hotels, Restaurants & Leisure	5.4%
Food Products	5.2%
Insurance	4.7%
Machinery	4.6%
Diversified Financial Services	4.4%
Food & Staples Retailing	4.1%
Pharmaceuticals	4.0%
Chemicals	3.9%
Auto Components	3.5%
Distributors	3.3%
Electronic Equipment, Instruments & Components	3.2%
Electrical Equipment	3.0%
Metals & Mining	3.0%
Consumer Finance	3.0%
Real Estate Investment Trusts (REITs)	2.8%
Health Care Providers & Services	2.0%
Communications Equipment	1.9%
Trading Companies & Distributors	1.8%
Real Estate Management & Development	1.7%
Multi-Utilities	1.5%
Specialty Retail	1.4%
Road & Rail	1.4%
Textiles, Apparel & Luxury Goods	1.3%
Construction Materials	1.3%
Software	1.3%
Energy Equipment & Services	1.2%
Wireless Telecommunication Services	1.2%
Diversified Telecommunication Services	1.2%
Paper & Forest Products	1.2%
Health Care Equipment & Supplies	1.1%
Capital Markets	1.1%
Marine	1.0%
Aerospace & Defense	0.7%
Total Common Stocks	97.1%
Short-Term Investments	2.9%
Total Investments	100.0%
Liabilities in Excess of Other Assets	0.0%
Total Net Assets	100.0%

 See accompanying Notes to Financial Statements.

Advisory Research Funds
STATEMENTS OF ASSETS AND LIABILITIES
As of October 31, 2012

	All Cap	International	International	Global
	Value	All Cap Value	Small Cap Value	Value
	Fund	Fund	Fund	Fund
Assets:
Investments, at cost	$31,963,959	$1,703,022	$46,512,839	$11,286,093
Investments, at value	$36,734,695	$1,648,470	$48,535,700	$11,944,607
Receivables:
Investment securities sold	58,805	-	-	-
Fund shares sold	4,951	-	2,140	1,062
Dividends and interest	24,796	6,856	226,237	25,164
Advisor	-	14,368	-	-
Prepaid expenses	2,012	8,546	19,293	9,664
Total assets	36,825,259	1,678,240	48,783,370	11,980,497

Liabilities:
Payables:
Investment securities purchased	-	22,344	51,513	-
Fund shares redeemed	13,235	-	8,464	-
Advisor	21,876	-	31,171	993
Audit fees	15,000	15,001	14,999	14,999
Fund accounting fees	6,033	7,480	9,542	6,750
Administration fees	4,788	5,574	8,386	5,860
Transfer agent fees and expenses	4,332	3,183	3,486	3,377
Custody fees	2,761	1,890	2,568	1,284
Trustees' fees and expenses	670	560	468	233
Shareholder reporting fees	3,073	2,098	2,930	2,603
Chief Compliance Officer fees	724	520	328	389
Other accrued expenses	450	121	2,022	827
Total liabilities	72,942	58,771	135,877	37,315

Net Assets	$36,752,317	$1,619,469	$48,647,493	$11,943,182

Number of shares issued and outstanding (par value of $0.01 per share with unlimited number of shares authorized)	2,861,816	183,716	4,640,041	1,043,584
Net asset value per share	$12.84	$8.82	$10.48	$11.44

Components of Net Assets:
Paid-in capital	$32,162,925	$1,719,312	$45,855,397	$11,438,982
Accumulated net investment income	216,462	32,331	485,743	127,562
Accumulated net realized gain (loss) on investments and foreign currency	(397,806)	(77,532)	287,741	(281,322)
Net unrealized appreciation (depreciation) on:
Investments	4,770,736	(54,552)	2,022,861	658,514
Foreign currency translations	-	(90)	(4,249)	(554)
Net Assets	$36,752,317	$1,619,469	$48,647,493	$11,943,182

See accompanying Notes to Financial Statements.

Advisory Research Funds
STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2012

	All Cap	International	International	Global
	Value	All Cap Value	Small Cap Value	Value
	Fund	Fund	Fund	Fund
Investment Income:
Dividends1	$767,794	$47,025	$1,228,969	$268,210
Interest	2,273	98	3,183	714
Total investment income	770,067	47,123	1,232,152	268,924

Expenses:
Advisory fee	350,845	13,190	389,855	108,189
Administration fee	39,577	36,824	46,065	37,437
Fund accounting fees and expenses	36,555	49,783	66,028	41,876
Transfer agent fees and expenses	25,250	19,047	23,317	20,045
Registration fees	23,062	23,062	23,062	23,062
Audit fees	14,999	15,083	14,999	14,999
Custody fees	11,335	14,238	33,378	7,360
Legal fees	5,728	6,662	7,081	5,388
Trustees' fees and expenses	5,154	5,273	6,017	5,083
Shareholder reporting fees	5,014	4,011	5,961	2,814
Chief Compliance Officer fees	3,759	3,759	4,282	3,759
Insurance	1,390	620	1,374	1,123
Offering costs	-	8,574	-	-
Miscellaneous	6,985	3,604	5,953	2,825
Interest expense	-	-	150	-

Total expenses	529,653	203,730	627,522	273,960
Advisory fees waived	(109,215)	(13,190)	(100,922)	(108,189)
Other expenses absorbed	-	(172,733)	-	(19,716)
Net expenses	420,438	17,807	526,600	146,055
Net investment income	349,629	29,316	705,552	122,869

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) on:
Investments	(450,519)	(54,760)	576,155	109,645
Foreign currency transactions	-	(418)	(5,669)	(2,569)
Net realized gain (loss)	(450,519)	(55,178)	570,486	107,076
Net change in unrealized appreciation/depreciation on:
Investments	3,421,728	137,347	2,788,541	784,362
Foreign currency translations	-	(49)	(3,319)	(335)
Net change in unrealized appreciation/depreciation	3,421,728	137,298	2,785,222	784,027

Net realized and unrealized gain on investments and foreign currency	2,971,209	82,120	3,355,708	891,103
Net Increase in Net Assets from Operations	$3,320,838	$111,436	$4,061,260	$1,013,972

1  Net of foreign tax withheld of $0, $3,300, $113,583 and $17,028, respectively.

See accompanying Notes to Financial Statements.

Advisory Research Funds
Advisory Research All Cap Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	October 31, 2012	October 31, 2011
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$349,629	$95,476
Net realized gain (loss) on:
Investments	(450,519)	3,413
Net change in unrealized appreciation (depreciation) on:
Investments	3,421,728	962,879
Net increase in net assets resulting from operations	3,320,838	1,061,768

Distributions to Shareholders:
From net investment income	(153,231)	(21,988)
From net realized gains	(16,089)	(223,567)
Total distributions to shareholders	(169,320)	(245,555)

Capital Transactions:
Proceeds from shares sold	2,999,255	23,297,037
Reinvestment of distributions	135,819	100,235
Cost of shares redeemed1	(1,489,166)	(902,843)
Net increase in net assets from capital transactions	1,645,908	22,494,429

Total increase in net assets	4,797,426	23,310,642

Net Assets:
Beginning of year	31,954,891	8,644,249
End of year	$36,752,317	$31,954,891

Accumulated net investment income	$216,462	$69,459

Capital Share Transactions:
Shares sold	239,989	2,026,339
Shares issued on reinvestment	11,579	8,619
Shares redeemed	(120,747)	(78,327)
Net increase in capital share transactions	130,821	1,956,631

1 Net of redemption fee proceeds of $4 and $0, respectively.

See accompanying Notes to Financial Statements.

Advisory Research Funds
Advisory Research International All Cap Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Period May 2, 2011* to
	October 31, 2012	October 31, 2011
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$29,316	$7,420
Net realized loss on:
Investments	(54,760)	(16,328)
Foreign currency	(418)	(619)
Net change in unrealized appreciation/depreciation on:
Investments	137,347	(191,899)
Foreign currency	(49)	(41)
Net increase (decrease) in net assets resulting from operations	111,436	(201,467)

Distributions to Shareholders:
From net investment income	(10,530)	-
From net realized gains	-	-
Total distributions to shareholders	(10,530)	-

Capital Transactions:
Proceeds from shares sold	300,000	1,489,895
Reinvestment of distributions	8,419	-
Cost of shares redeemed	(78,284)	-
Net increase in net assets from capital transactions	230,135	1,489,895

Total increase in net assets	331,041	1,288,428

Net Assets:
Beginning of period	1,288,428	-
End of period	$1,619,469	$1,288,428

Accumulated net investment income	$32,331	$7,585

Capital Share Transactions:
Shares sold	34,871	157,970
Shares issued on reinvestment	1,109	-
Shares redeemed	(10,234)	-
Net increase in capital share transactions	25,746	157,970

* Commencement of operations

See accompanying Notes to Financial Statements.

Advisory Research Funds
Advisory Research International Small Cap Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	October 31, 2012	October 31, 2011
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$705,552	$406,341
Net realized gain (loss) on:
Investments	576,155	899,120
Foreign currency	(5,669)	(14,219)
Net change in unrealized appreciation (depreciation) on:
Investments	2,788,541	(2,234,071)
Foreign currency	(3,319)	(4,965)
Net increase (decrease) in net assets resulting from operations	4,061,260	(947,794)

Distributions to Shareholders:
From net investment income	(611,876)	(800,038)
From net realized gains	(555,737)	(179,611)
Total distributions to shareholders	(1,167,613)	(979,649)

Capital Transactions:
Proceeds from shares sold	18,483,899	8,496,126
Reinvestment of distributions	1,121,518	946,747
Cost of shares redeemed1	(4,247,955)	(599,248)
Net increase in net assets from capital transactions	15,357,462	8,843,625

Total increase in net assets	18,251,109	6,916,182

Net Assets:
Beginning of year	30,396,384	23,480,202
End of year	$48,647,493	$30,396,384

Accumulated net investment income	$485,743	$233,454

Capital Share Transactions:
Shares sold	1,894,309	768,990
Shares issued on reinvestment	124,337	89,064
Shares redeemed	(413,508)	(56,464)
Net increase in capital share transactions	1,605,138	801,590

1 Net of redemption fee proceeds of $2,915 and $345, respectively.

See accompanying Notes to Financial Statements.

Advisory Research Funds
Advisory Research Global Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	October 31, 2012	October 31, 2011
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$122,869	$97,711
Net realized gain (loss) on:
Investments	109,645	(244,802)
Foreign currency	(2,569)	(4,265)
Net change in unrealized appreciation/depreciation on:
Investments	784,362	(414,928)
Foreign currency	(335)	(572)
Net increase (decrease) in net assets resulting from operations	1,013,972	(566,856)

Distributions to Shareholders:
From net investment income	(115,276)	(129,729)
From net realized gains	-	-
Total distributions to shareholders	(115,276)	(129,729)

Capital Transactions:
Proceeds from shares sold	1,876,732	5,646,872
Reinvestment of distributions	114,241	128,741
Cost of shares redeemed1	(562,810)	(2,678,508)
Net increase in net assets from capital transactions	1,428,163	3,097,105

Total increase in net assets	2,326,859	2,400,520

Net Assets:
Beginning of period	9,616,323	7,215,803
End of period	$11,943,182	$9,616,323

Accumulated net investment income	$127,562	$103,592

Capital Share Transactions:
Shares sold	170,325	487,859
Shares issued on reinvestment	11,289	11,640
Shares redeemed	(51,973)	(267,827)
Net increase in capital share transactions	129,641	231,672

1 Net of redemption fee proceeds of $39 and $3,498, respectively.

See accompanying Notes to Financial Statements.

Advisory Research Funds
Advisory Research All Cap Value Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

					For the Period
	For the Year Ended		For the Year Ended		November 16, 2009* to
	October 31, 2012		October 31, 2011		October 31, 2010
Net asset value, beginning of period	$11.70		$11.16		$10.00
Income from investment operations:
Net investment income	0.12	1	0.08	1	0.02
Net realized and unrealized gain on investments	1.09		0.75		1.14
Total from investment operations	1.21		0.83		1.16

Less distributions:
From net investment income	(0.06)		(0.03)		-
From net realized gain	(0.01)		(0.26)		-
Total distributions	(0.07)		(0.29)		-

Redemption fee proceeds	-	2	-		-

Net asset value, end of period	$12.84		$11.70		$11.16

Total return	10.32%		7.45%		11.60%	3

Ratios and Supplemental Data:
Net assets, end of period (millions)	$36.8		$32.0		$8.6

Ratio of expenses to average net assets: 5
Before fees waived and expenses absorbed	1.51%		2.09%		4.57%	4
After fees waived and expenses absorbed	1.20%		1.20%		1.20%	4
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.69%		(0.24%)		(3.07%)	4
After fees waived and expenses absorbed	1.00%		0.65%		0.30%	4
Portfolio turnover rate	20%		18%		35%	3

* Commencement of operations.
1 Based on average shares method.
2 Amount represents less than $0.01 per share.
3 Not annualized.
4 Annualized.
5 The Advisor has contractually agreed to limit the operating expenses of the All Cap Value Fund to 1.20%.

See accompanying Notes to Financial Statements.

Advisory Research Funds
Advisory Research International All Cap Value Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended	For the Period May 2, 2011* to
	October 31, 2012	October 31, 2011
Net asset value, beginning of period	$8.16	$10.00
Income (loss) from investment operations:
Net investment income1	0.18	0.06
Net realized and unrealized gain (loss) on investments	0.55	(1.90)
Total from investment operations	0.73	(1.84)

Less distributions:
From net investment income	(0.07)	-
From net realized gain	-	-
Total distributions	(0.07)	-

Redemption fee proceeds	-	-

Net asset value, end of period	$8.82	$8.16

Total return	9.04%	(18.40%)	2

Ratios and Supplemental Data:
Net assets, end of period (millions)	$1.6	$1.3

Ratio of expenses to average net assets:4
Before fees waived and expenses absorbed	15.41%	22.47%	3
After fees waived and expenses absorbed	1.35%	1.35%	3
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(11.84%)	(19.68%)	3
After fees waived and expenses absorbed	2.22%	1.44%	3
Portfolio turnover rate	37%	8%	2

* Commencement of operations.
1 Based on average shares method.
2 Not annualized.
3 Annualized.
4 The Advisor has contractually agreed to limit the operating expenses of the International All Cap Value Fund to 1.35%.

See accompanying Notes to Financial Statements.

Advisory Research Funds
Advisory Research International Small Cap Value Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.
	For the Year Ended		For the Year Ended		For the Period March 31, 2010* to
	October 31, 2012		October 31, 2011		October 31, 2010
Net asset value, beginning of period	$10.02		$10.51		$10.00
Income from investment operations:
Net investment income	0.18	1	0.15	1	0.03
Net realized and unrealized gain (loss) on investments	0.66		(0.24)		0.48
Total from investment operations	0.84		(0.09)		0.51

Less distributions:
From net investment income	(0.20)		(0.33)		-
From net realized gain	(0.18)		(0.07)		-
Total distributions	(0.38)		(0.40)		-

Redemption fee proceeds	-	2	-	2	-

Net asset value, end of period	$10.48		$10.02		$10.51

Total return	9.03%		(1.02%)		5.10%	3

Ratios and Supplemental Data:
Net assets, end of period (millions)	$48.6		$30.4		$23.5

Ratio of expenses to average net assets:5
Before fees waived and expenses absorbed	1.61%		1.84%		2.58%	4
After fees waived and expenses absorbed	1.35%		1.35%		1.35%	4
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	1.55%		0.85%		(0.43%)	4
After fees waived and expenses absorbed	1.81%		1.34%		0.80%	4
Portfolio turnover rate	31%		30%		18%	3

* Commencement of operations.
1 Based on average shares method.
2 Amount represents less than $0.01 per share.
3 Not annualized.
4 Annualized.
5 The Advisor has contractually agreed to limit the operating expenses of the International Small Cap Value Fund to 1.35%

See accompanying Notes to Financial Statements.

Advisory Research Funds
Advisory Research Global Value Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended		For the Year Ended		For the Period July 30, 2010* to
	October 31, 2012		October 31, 2011		October 31, 2010
Net asset value, beginning of period	$10.52		$10.58		$10.00
Income from investment operations:
Net investment income	0.12		0.11	1	0.01
Net realized and unrealized gain on investments	0.93		0.01		0.57
Total from investment operations	1.05		0.12		0.58

Less distributions:
From net investment income	(0.13)		(0.18)		-
From net realized gain	-		-		-
Total distributions	(0.13)		(0.18)		-

Redemption fee proceeds	-	2	-	2	-

Net asset value, end of period	$11.44		$10.52		$10.58

Total return	10.10%		1.06%		5.80%	3

Ratios and Supplemental Data:
Net assets, end of period (millions)	$11.9		$9.6		$7.2

Ratio of expenses to average net assets:5
Before fees waived and expenses absorbed	2.53%		2.93%		5.29%	4
After fees waived and expenses absorbed	1.35%		1.35%		1.35%	4
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.05%)		(0.62%)		(3.43%)	4
After fees waived and expenses absorbed	1.13%		0.96%		0.51%	4
Portfolio turnover rate	37%		76%		18%	3

* Commencement of operations.
1 Based on average shares method.
2 Amount represents less than $0.01 per share.
3 Not annualized.
4 Annualized.
5 The Advisor has contractually agreed to limit the operating expenses of the Global Value Fund to 1.35%.

See accompanying Notes to Financial Statements.

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS
October 31, 2012

Note 1 – Organization
Advisory Research All Cap Value Fund (the “All Cap Value Fund”), Advisory Research International All Cap Value Fund (the “International All Cap Value Fund”), Advisory Research International Small Cap Value Fund (the “International Small Cap Value Fund”) and Advisory Research Global Value Fund (the “Global Value Fund”) (each a “Fund” and collectively the ‘‘Funds’’) are organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Funds’ primary investment objective is to provide long-term capital appreciation. The All Cap Value Fund commenced investment operations on November 16, 2009, the International All Cap Value Fund commenced investment operations on May 2, 2011, the International Small Cap Value Fund commenced investment operations on March 31, 2010 and the Global Value Fund commenced investment operations on July 30, 2010.

The Global Value Fund commenced operations on July 30, 2010, prior to which its only activity was the receipt of a $50,000 investment from a portfolio manager of the Fund and a $4,674,017 transfer of shares of the Global Value Fund in exchange for the net assets of the Advisory Research Global All Cap Fund LP, a Delaware limited partnership (the “Partnership”).  This exchange was nontaxable, whereby the Global Value Fund issued 467,402 shares for the net assets of the Partnership with a fair value of $4,674,017 (identified cost of investment transferred $4,722,168) on July 30, 2010.  For financial reporting purposes, assets received and shares issued by Global Value Fund were recorded at fair value; however, the cost basis of the investments received from the Partnership was carried forward to align ongoing reporting of the Global Value Fund’s realized and unrealized gains and losses with amount distributable to shareholders for tax purposes.  The Global Value Fund assumed $8,226 in net liabilities as part of this exchange.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets generally are valued at their market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees but action may be taken by any one of the Trustees.

Foreign securities traded in countries outside the U.S. are fair valued by utilizing the quotations of an independent pricing service. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Fund calculates the NAVs.  The Board reviews the independent third party fair valuation analysis report quarterly.

 (b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2012

(c) Foreign Currency Translation
The Funds’ records are maintained in U.S. dollars.  The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period.  The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Funds’ NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices.  Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(d) Federal Income Taxes
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

The Regulated Investment Company Modernization Act of 2010 (the "Act") was signed into law on December 22, 2010. The Act made changes to a number of the federal income and excise tax provisions impacting regulated investment companies ("RICs"), including simplification provisions on asset diversification and qualifying income tests, provisions aimed at preserving the character of the distributions made by the RIC and coordination of the income and excise tax distribution requirements, and provisions for allowing unlimited years carryforward for capital losses. In general, the provisions of the Act were effective for taxable years beginning after December 22, 2010, the date of enactment.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2012

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended October 31, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders
The Funds will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Advisory Research, Inc., a wholly owned subsidiary of Piper Jaffray Companies (the “Advisor”).  Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the Advisor at the following annual rates based on the average daily net assets of the Funds:

Fund	Annual Advisory Fee
All Cap Value Fund	1.00%
International All Cap Value Fund	1.00%
International Small Cap Value Fund	1.00%
Global Value Fund	1.00%

The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses in order to limit total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) to the following levels through February 28, 2013:

Fund	Expense Limit as a % of average daily net assets
All Cap Value Fund	1.20%
International All Cap Value Fund	1.35%
International Small Cap Value Fund	1.35%
Global Value Fund	1.35%

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2012

The Advisor waived fees and absorbed other expenses of $109,215 from the All Cap Value Fund,  $185,923 from the International All Cap Value Fund, $100,922 from the International Small Cap Value Fund, and $127,905 from the Global Value Fund for the year ended October 31, 2012.  The Advisor may recover from each Fund fees and/or expenses previously waived and/or absorbed, if each Fund’s expense ratio, including the recovered expenses, falls below any current expense limits.  The Advisor is permitted to seek reimbursement from each Fund for a period three fiscal years following the fiscal year in which such reimbursements occurred.  The Advisor may recapture a portion of the following amounts no later than October 31, of the years stated below:

	All Cap Value Fund	International All Cap Value Fund	International Small Cap Value Fund	Global Value Fund
2013:	$181,135	$-	$108,722	$60,999
2014:	130,836	108,690	148,466	161,568
2015:	109,215	185,923	100,922	127,905

Grand Distribution Services, LLC (“GDS”) serves as the Funds’ distributor; UMB Fund Services, Inc. (“UMBFS”), an affiliate of GDS, serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators.  For the year ended October 31, 2012, each Fund’s allocated fees paid to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statements of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Funds’ allocated fees for CCO services for the year ended October 31, 2012 are reported on the Statements of Operations.

Note 4 – Federal Income Taxes
At October 31, 2012, gross unrealized appreciation (depreciation) of investments and foreign currency owned by the Funds, based on cost for federal income tax purposes were as follows:

		International	International	Global
	All Cap	All Cap	Small Cap	Value
	Value Fund	Value Fund	Value Fund	Fund
Cost of investments	$31,963,959	$1,710,997	$47,094,433	$11,351,098

Gross unrealized appreciation	$5,327,542	$93,338	$4,660,786	$1,252,695
Gross unrealized depreciation	(556,806)	(155,865)	(3,219,519)	(659,186)
Net unrealized (depreciation) on foreign currency translations	-	(53)	(4,177)	(554)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	$4,770,736	$(62,580)	$1,437,090	$592,955

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2012

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Accounting principles generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended October 31, 2012, permanent differences in book and tax accounting have been reclassified to paid in capital, accumulated net investment income and accumulated net realized gain as follows:

		Accumulated	Accumulated
		net investment	net realized
	Capital	income (loss)	gain (loss)
All Cap Value Fund	$-	$(49,395)	$49,395
International All Cap Value Fund	-	5,960	(5,960)
International Small Cap Value Fund	-	158,613	(158,613)
Global Value Fund	1	16,377	(16,378)

As of October 31, 2012, the components of accumulated earnings (deficit) on a tax basis were as follows:

		International	International	Global
	All Cap	All Cap	Small Cap	Value
	Value Fund	Value Fund	Value Fund	Fund
Undistributed ordinary income	$216,462	$38,937	$945,923	$140,198
Undistributed long-term capital gains	-	-	409,083	-
Tax accumulated earnings	216,462	38,937	1,355,006	140,198
Accumulated capital and other losses	(397,806)	(76,200)	-	(228,953)
Unrealized appreciation (depreciation) on investments and foreign currency translations	4,770,736	(62,580)	1,437,090	592,955
Total accumulated earnings (deficit)	$4,589,392	$(99,843)	$2,792,096	$504,200

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2012

The tax character of distributions paid during the fiscal years ended October 31, 2012 and 2011 were as follows:

	All Cap Value Fund		International All Cap Value Fund

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,
	2012	2011	2012	2011
Distributions paid from:
Ordinary Income	$151,201	$240,714	$10,530	$-
Net long-term capital gains	18,119	4,841	-	-
Total taxable distributions	169,320	245,555	10,530	-
Total distributions paid	$169,320	$245,555	$10,530	$-

	International Small Cap Value Fund		Global Value Fund

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,
	2012	2011	2012	2011
Distributions paid from:
Ordinary Income	$951,567	$979,649	$115,276	$129,729
Net long-term capital gains	216,046	-	-	-
Total taxable distributions	1,167,613	979,649	115,276	129,729
Total distributions paid	$1,167,613	$979,649	$115,276	$129,729

At October 31, 2012, the Funds had accumulated capital loss carryforwards as follows:

		International	International	Global
	All Cap	All Cap	Small Cap	Value
	Value Fund	Value Fund	Value Fund	Fund
For losses expiring October 31,
2018	$-	$-	$-	$1,701
2019	-	-	-	222,406
Not Subject to Expiration
Short-term	274,802	56,802	-	4,846
Long-term	123,004	19,398	-	-
	$397,806	$76,200	$-	$228,953

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2012

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Act”), the Funds will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period.  However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years.  As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.  Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Note 5 – Investment Transactions
For the year ended October 31, 2012, purchases and sales of investments, excluding short-term investments, were as follows:

Fund	Purchases	Sales
All Cap Value Fund	$9,150,374	$6,860,588
International All Cap Value Fund	725,832	479,147
International Small Cap Value Fund	26,559,468	11,600,551
Global Value Fund	5,080,693	3,928,440

Note 6 – Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds expect the risk of loss to be remote.

Note 7 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2012

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

In addition, the Funds have adopted Accounting Standards Update No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs which amends Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards.  Enhanced disclosure is required to detail any transfers in to and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of October 31, 2012, in valuing the Funds’ assets carried at fair value:

All Cap Value Fund	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks1	$35,865,471	$-	$-	$35,865,471
Short-Term Investments	869,224	-	-	869,224
Total Investments	$36,734,695	$-	$-	$36,734,695

1	All common stocks held in the All Cap Value Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 2 or Level 3 securities at period end.
There were no transfers between Levels at period end.

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2012

International All Cap Value Fund	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks
Consumer Discretionary	$-	$185,818	$-	$185,818
Consumer Staples	36,656	148,154	-	184,810
Energy	-	60,366	-	60,366
Financials	107,200	319,511	-	426,711
Health Care	35,101	134,216	-	169,317
Industrials	-	180,879	4,349	185,228
Information Technology	-	92,809	-	92,809
Materials	16,587	144,117	-	160,704
Telecommunication Services	-	61,580	-	61,580
Utilities	-	26,395	-	26,395
Total Common Stocks	195,544	1,353,845	4,349	1,553,738
Short-Term Investments	94,732	-	-	94,732
Total Investments	$290,276	$1,353,845	$4,349	$1,648,470

International Small Cap Value Fund	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks
Consumer Discretionary	$-	$4,701,243	$-	$4,701,243
Consumer Staples	316,268	5,298,618	-	5,614,886
Energy	-	583,422	-	583,422
Financials	4,164,489	10,952,448	-	15,116,937
Health Care	944,369	1,875,739	-	2,820,108
Industrials	487,165	7,336,619	90,685	7,914,469
Information Technology	-	3,242,298	-	3,242,298
Materials	-	6,465,692	-	6,465,692
Telecommunication Services	444,117	-	-	444,117
Utilities	532,914	-	-	532,914
Total Common Stocks	6,889,322	40,456,079	90,685	47,436,086
Short-Term Investments	1,099,614	-	-	1,099,614
Total Investments	$7,988,936	$40,456,079	$90,685	$48,535,700

*
In accordance with procedures established by, and under the general supervision of, the Funds’ Board of Trustees, the values of certain equity securities listed or traded on foreign security exchanges may be adjusted due to changes in the value of U.S.-traded securities, as measured by the S&P 500 Index. In this circumstance, $1,353,905 and $40,456,079 of investment securities from International All Cap Value and International Small Cap Value Fund, respectively, were classified as Level 2.

**
The International All Cap Value and International Small Cap Value Funds each held one Level 3 security at period end, the value of such security was $4,349 and $90,685 for the International All Cap Value and International Small Cap Value Fund, respectively. The security classified as Level 3 was halted and the Advisor has applied an increasing percentage discount to the last available price for the security as a fair value price for the security. Such securities represent the only transfers between Levels at period end.

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2012

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

	International All Cap Value Fund	International Small Cap Value Fund
Beginning balance October 31, 2011	$-	$-
Transfers into Level 3 during the period	14,412	300,543
Transfers out of Level 3 during the period	-	-
Total realized and change in unrealized gain/(loss)	(10,063)	(209,858)
Purchases	-	-
Sales	-	-
Ending balance October 31, 2012	$4,349	$90,685

Global Value Fund	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks
Consumer Discretionary	$845,497	$937,478	$-	$1,782,975
Consumer Staples	517,008	600,219	-	1,117,227
Energy	929,307	-	-	929,307
Financials	2,012,638	1,075,116	-	3,087,754
Health Care	390,861	460,487	-	851,348
Industrials	983,524	504,912	-	1,488,436
Information Technology	520,923	241,399	-	762,322
Materials	603,321	516,162	-	1,119,483
Telecommunication Services		281,535		281,535
Utilities	-	179,693	-	179,693
Total Common Stocks	6,803,079	4,797,001	-	11,600,080
Short-Term Investments	344,527	-	-	344,527
Total Investments	$7,147,606	$4,797,001	$-	$11,944,607

*
In accordance with procedures established by, and under the general supervision of, the Funds’ Board of Trustees, the values of certain equity securities listed or traded on foreign security exchanges may be adjusted due to changes in the value of U.S.-traded securities, as measured by the S&P 500 Index. In this circumstance, $4,797,001 of investment securities from the Global Value Fund was classified as Level 2.

**	The Fund did not hold any Level 3 securities at period end.
There were no transfers between Levels at period end.

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2012

Note 8 – Derivative and Hedging Disclosure
Derivatives and Hedging requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows.

The Funds’ policies permit the Funds to enter into forward contracts principally to hedge either specific transactions or portfolio positions in an attempt to minimize currency value fluctuations.  Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days, agreed upon by the parties, from the date of the contract, at a price set at the time of the contract.  The forward contracts are bought or sold to protect the Funds, to some degree, from a possible loss resulting from an adverse change in the relationship between foreign currencies and the United States dollar (“US$”). Although such contracts may minimize the risk of loss due to a decline in value of the hedged currency, the contracts may limit any potential gain that may result from currency increases.

The risks to the Funds of entering into forward contracts include currency risks, such as fluctuations in the value of foreign currencies and the performance of foreign currencies relative to the US$; exchange control regulations; and costs incurred in connection with conversions between various currencies (fees may also be incurred when converting foreign investments to US$).  As a result, the relative strength of the US$ may be an important factor in the performance of the Funds.  For the fiscal year ended October 31, 2012, the Funds did not enter into any forward contracts.

Note 9 – Recently Issued Accounting Pronouncements
In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

Note 10 – Events Subsequent to the Fiscal Period End
The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements. On January 1, 2013, IMST Distributors, LLC, (“IMST Distributors”) will succeed GDS as the Distributor to the Funds.  IMST Distributors is not affiliated with the Trust or any of its service providers.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statements of assets and liabilities of Advisory Research All Cap Value Fund, Advisory Research International All Cap Value Fund, Advisory Research International Small Cap Value Fund, and Advisory Research Global Value Fund (the “Funds”), each a series of Investment Managers Series Trust, including the schedules of investments as of October 31, 2012, and the related statements of operations for the year then ended, and the statements of changes in net assets for the two years in the period then ended for Advisory Research All Cap Value Fund, Advisory Research International Small Cap Value Fund and Advisory Research Global Value Fund, for the year then ended and for the period May 2, 2011 to October 31, 2011 for Advisory Research International All-Cap Value Fund, and the financial highlights for the two years in the period then ended and for the period November 16, 2009 to October 31, 2010 for the Advisory Research All Cap Value Fund, for the year then ended and the period May 2, 2011 to October 31, 2011 for Advisory Research International All Cap Value Fund,  for the two years then ended and for the period March 31, 2010 to October 31, 2010 for Advisory Research International Small Cap Value Fund, for the two years in the period then ended and for the period July 30, 2010 to October 31, 2010 for Advisory Research Global Value Fund  .  These financial statements and financial highlights are the responsibility of the Funds’ management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Funds are not required to have, nor were we engaged to perform, an audit of their internal controls over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and broker or by other appropriate auditing procedures where replies from brokers were not received.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2012, and the results of their operations, the changes in their net assets and their financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 20, 2012

Advisory Research Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Capital Gain Designation

For Federal income tax purposes, the All Cap Value and International Small Cap Value Funds designate long-term capital gain dividends of $18,119 and $216,046, respectively, for the year ended October 31, 2012.

Corporate Dividends Received Deduction

For the fiscal year ended October 31, 2012, 100.00%, 0.00%, 0.00% and 54.75% of the dividends paid from net investment income qualifies for the dividends received deduction available to corporate shareholders of the All Cap Value Fund, International All Cap Value Fund, International Small Cap Value Fund and Global Value Fund, respectively.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the All Cap Value Fund, International All Cap Value Fund, International Small Cap Value Fund, and Global Value Fund designate income dividends of 100.00%, 96.85%, 88.46%, and 100.00%, respectively, as qualified dividend income paid during the fiscal year ended October 31, 2012.

Pursuant to Section 853 of the Internal Revenue Code of 1986, as amended the International Small Cap Value Fund designates $908,348 of income derived from foreign sources and $76,667 of foreign taxes ended October 31, 2012.

Of the ordinary income (including short-term capital gain) distributions made for the year ended October 31, 2012, the proportionate share of income derived from foreign sources and foreign taxes paid  attributable to one share of stock are:

	Foreign Source Income	Foreign Taxes Paid
International Small Cap Value Fund	$0.1958	$0.0165

Trustees and Officer Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 665-1414. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
“Independent” Trustees:
Charles H. Millera (born 1947) Trustee	Since November 2007	Executive Vice President, Client Management and Development, Access Data Corporation, a Broadridge company, a provider of technology and services to asset management firms (1997-present)	53	None
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present)	53	None
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Consultant-Interim CEO, Unified Fund Services, Inc., a mutual fund service provider (2003-2006); Ex-officio Board Member of the National Investment Company Service Association and past President and Chairman (1995-1997); Senior Vice President, Oppenheimer Management Company (1983-1996)	53	None

Advisory Research Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the Funds’ custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006)	53	None
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present); Senior Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 – 2006)	53	None
Officers of the Trust
Rita Damb (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006)	N/A	N/A
Joy Ausilib (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006)	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998)
			N/A	N/A
Robert Tuszynski a (born 1959) Vice President	Since March 2010	Senior Vice President, Director of Distribution Services, UMB Fund Services, Inc. (2008 – present); Vice President and CCO, CUNA Mutual Fund Group (2004 – 2008)	N/A	N/A
Todd Cippermanb (born 1966) Chief Compliance Officer (“CCO”)	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present)	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Funds, and the Funds’ custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

Advisory Research Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement with Advisory Research, Inc.

At in-person meetings held on August 14-15, 2012, and September 26-27, 2012, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Advisory Research, Inc. (the “Investment Advisor”) with respect to the Advisory Research All Cap Value Fund (the “All Cap Fund”), Advisory Research Global Value Fund (the “Global Value Fund”), Advisory Research International All Cap Value Fund (the “International All Cap Fund”) and Advisory Research International Small Cap Value Fund (the “International Small Cap Fund”, and together with the All Cap Fund, Global Value Fund and International All Cap Fund, the “Funds”) series of the Trust for an additional one-year term.  In approving renewal of the Advisory Agreement, the Board of Trustees, including the Independent Trustees, determined that renewal of the Advisory Agreement is in the best interests of each Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration Corporation (“MFAC”) and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The Board also received a memorandum from the independent legal counsel to the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. The Board considered information reviewed by the Board during the year at other Board and committee meetings.  Before voting on the Advisory Agreement, the Independent Trustees met in a private session at which no representatives of the Investment Advisor were present.

In approving the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below.  In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services

The Board considered information included in the meeting materials regarding the performance of each Fund compared with the returns of the Fund’s benchmark index and the returns of a select group of comparable funds selected by Morningstar, Inc. (the “Peer Group”) from the applicable fund universe for the one- and three-year periods ended June 30, 2012, as applicable.  The Board observed that the meeting materials indicated as follows:

•           The annualized total returns of the All Cap Value Fund were below the returns of the Russell 3000 Value Index but exceeded the medians of the Peer Group funds and Large Relative Value Universe for the one-year period.

•           The annualized total returns of the Global Value Fund were below the returns of the MSCI World Value Index but exceeded the medians of the Peer Group funds and World Stock Universe for the one-year period, and exceeded all measures for the three-year period.

•           The annualized total returns of the International All Cap Fund for the one-year period were the same as the median returns of the Peer Group funds and exceeded the median returns of the Small Core Value Universe and the MSCI EAFE Value Index.

•           The annualized total returns of the International Small Cap Fund for the one-year period exceeded the returns of the MSCI EAFE Small Cap Index and the Peer Group and Foreign Small/Mid Value Universe medians.

Advisory Research Funds
SUPPLEMENTAL INFORMATION (Unaudited)

The Board also noted that consideration of returns of market indexes needed to take into account that indexes do not reflect the expenses of operating mutual funds.

The Board considered the overall quality of services provided by the Investment Advisor to each Fund.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in all aspects of day-to-day management and oversight of the Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund.  The Board also considered the overall quality of the Investment Advisor’s organization and operations, the commitment of the Investment Advisor to the Fund’s growth, and the Investment Advisor’s compliance structure and compliance procedures. Based on its review, the Board and the Independent Trustees concluded that the Investment Advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Advisory Agreement.  The Board and the Independent Trustees also concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to each Fund were satisfactory.

Advisory Fees and Expense Ratios

With respect to the advisory fees and total expenses paid by the Funds, the Board noted the meeting materials indicated that the investment advisory fees (gross of fee waivers) paid by the Funds were above the relevant Peer Group and Universe medians (except for the International Small Cap Fund, which was the same as the Universe median), and that the total expenses of each Fund (net of fee waivers) was lower than the relevant Peer Group median but above the Universe median (except for the International All Cap Value Fund, which was above both medians, and the International Small Cap Value Fund, which was below or the same as both medians).  The Trustees also noted that the Investment Advisor was waiving significant portions of its advisory fees with respect to the All Cap Value Fund and the International Small Cap Fund, and its entire fee for the Global Value Fund and International All Cap Value Fund, because of their low asset levels.  The Board noted that the fees charged by the Investment Advisor to each of the Funds were generally comparable to the fees charged by the Investment Advisor to its private investment fund or other institutional clients with similar objectives and policies as the Funds, and were similar to the fees charged by the Investment Advisor to its separate account clients. The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to each Fund.

Profitability and Economies of Scale

The Board also considered information relating to the Investment Advisor’s costs and profits with respect to the Funds, noting that the Investment Advisor had subsidized the Global Value Fund and International All Cap Value Fund over the past year and had realized no profits with respect to any of the Funds.  The Board also considered the benefits received by the Investment Advisor and its affiliates as a result of the Investment Advisor’s relationship with the Funds, including investment advisory fees paid to the Investment Advisor and the intangible benefits of any favorable publicity arising in connection with the Funds’ performance. They also noted that although there were no advisory fee breakpoints, the asset levels of the Funds were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as the Funds’ assets grow.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement is in the best interests of each Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

Advisory Research Funds
EXPENSE EXAMPLE
For the Six Months Ended October 31, 2012 (Unaudited)

Expense Example
As a shareholder of the Advisory Research All Cap Value Fund, Advisory Research International All Cap Value Fund, Advisory Research International Small Cap Value Fund or Advisory Research Global Value Fund (each a “Fund” and collectively the “Funds”), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 5/1/12 to 10/31/12 for each Fund.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees.  Therefore, the information under the headings “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	5/1/12	10/31/12	5/1/12 – 10/31/12
Advisory Research All Cap Value Fund
Actual Performance	$ 1,000.00	$ 1,003.90	$ 6.04
Hypothetical (5% annual return before expenses)	1,000.00	1,019.11	6.09

*
Expenses are equal to the Fund’s annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six month period).  The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	5/1/12	10/31/12	5/1/12 – 10/31/12
Advisory Research International All Cap Value Fund
Actual Performance	$ 1,000.00	$ 1,047.50	$ 6.93
Hypothetical (5% annual return before expenses)	1,000.00	1,018.37	6.83

*
Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six month period).  The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

Advisory Research Funds
EXPENSE EXAMPLE - Continued
For the Six Months Ended October 31, 2012 (Unaudited)

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	5/1/12	10/31/12	5/1/12 – 10/31/12
Advisory Research International Small Cap Value Fund
Actual Performance	$ 1,000.00	$ 1,037.60	$ 6.91
Hypothetical (5% annual return before expenses)	1,000.00	1,018.35	6.85

*
Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six month period).  The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	5/1/12	10/31/12	5/1/12 – 10/31/12
Advisory Research Global Value Fund
Actual Performance	$ 1,000.00	$ 1,020.50	$ 6.85
Hypothetical (5% annual return before expenses)	1,000.00	1,018.35	6.85

*
Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six month period).  The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

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Advisory Research Funds
a series of the Investment Managers Series Trust

Advisor
Advisory Research, Inc.
Two Prudential Plaza
180 N. Stetson, Suite 5500
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
Tait Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233-2301

Distributor
Grand Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin 53233-2301

FUND INFORMATION

	TICKER	CUSIP
Advisory Research All Cap Value Fund	ADVGX	461 418 816
Advisory Research International All Cap Value Fund	ADVEX	461 418 477
Advisory Research International Small Cap Value Fund	ADVIX	461 418 741
Advisory Research Global Value Fund	ADVWX	461 418 683

Privacy Principles of the Advisory Research Funds for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds.  The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Advisory Research Funds for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at 1-888-665-1414, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling 1-888-665-1414 or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at 1-888-665-1414. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Section in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Advisory Research Funds
803 West Michigan Street
Milwaukee, WI 53233-2301
Toll Free: 1-888-665-1414

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-665-1414.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2012	FYE 10/31/2011
Audit Fees	$50,000	$50,000
Audit-Related Fees	N/A	N/A
Tax Fees	$10,000	$10,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2012	FYE 10/31/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 10/31/2012	FYE 10/31/2011
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	1/9/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	1/9/13

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	1/9/13